EXHIBIT 10.6

                                CREDIT AGREEMENT

                                     between

                 PETROREAL OF LOUISIANA, L.L.C. ("Borrower"),

                                       and

                        WHITNEY NATIONAL BANK ("Lender")



                                   May 6, 2004


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                                TABLE OF CONTENTS

                                                                        Page No.

ARTICLE I - DEFINITIONS AND INTERPRETATION...................................1
    1.1     Terms Defined Above..............................................1
    1.2     Additional Defined Terms ........................................1
    1.3     References......................................................10
    1.4     Articles and Sections...........................................11
    1.5     Number and Gender...............................................11
    1.6     Incorporation of Exhibits.......................................11

ARTICLE II - TERMS OF THE FACILITIES........................................11
    2.1     Revolving Line of Credit........................................11
    2.2     Term Loan.......................................................11
    2.3     Use of Loan Proceeds............................................12
    2.4     Interest........................................................12
    2.5     Repayment of Loans and Interest.................................12
    2.6     General Terms...................................................12
    2.7     Time, Place and Method of Payments..............................13
    2.8     Letters of Credit...............................................13
    2.9     Reimbursement...................................................13
    2,10    Borrowing Base Determination....................................15
    2.11    Mandatory Prepayments...........................................15
    2.12    Voluntary Prepayments...........................................16
    2.13    Facility Fees...................................................16
    2.14    Letter of Credit Fee............................................16
    2.15    Commitment Fee..................................................16
    2.16    Engineering Fee.................................................16
    2.17    Loans to Satisfy Obligations of Borrower........................16
    2.18    Security Interest in Accounts; Right of Offset..................16
    2.19    General Provisions Relating to Interest.........................17
    2.20    Taxes...........................................................18
    2.21    Deposit Accounts................................................18

ARTICLE 3 - CONDITIONS......................................................18
    3.1     Conditions Precedent to Loans...................................18
    3.2     Conditions Precedent to Each Advance............................19
    3.3     Conditions Precedent to the Term Loan...........................20
    3.4     Collateral......................................................21

ARTICLE 4 - REPRESENTATIONS AND WARRANTIES..................................21
    4.1     Existence of Borrower...........................................21
    4.2     Due Authorization...............................................22
    4.3     Valid and Binding Obligations...................................22
    4.4     Scope and Accuracy of Financial Statements......................22
    4.5     Liabilities, Litigation and Restrictions........................22

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



    4.6     Title to Properties.............................................22
    4.7     Compliance with Federal Reserve Regulations.....................22
    4.8     Authorizations and Consents.....................................23
    4.9     Compliance with Laws, Rules, Regulations and Orders.............23
    4.10    Proper Filing of Tax Returns and Payment of Taxes Due...........23
    4.11    ERISA...........................................................23
    4.12    Take-or-Pay; Gas Imbalances.....................................23
    4.13    Refunds.........................................................24
    4.14    Casualties or Taking of Property................................24
    4.15    Locations of Business and Offices...............................24
    4.16    Environmental Compliance........................................24
    4.17    Investment Company Act Compliance...............................24
    4.18    Public Utility Holding Company Act Compliance...................24
    4.19    No Material Misstatements.......................................25
    4.20    Subsidiaries....................................................25
    4.21    Defaults........................................................25
    4.22    Maintenance of Properties.......................................25
    4.23    Collateral......................................................25

ARTICLE 5 - AFFIRMATIVE COVENANTS...........................................25
    5.1     Maintenance and Access to Records...............................25
    5.2     Quarterly Financial Statements..................................25
    5.3     Annual Financial Statements of Borrower.........................26
    5.4     Compliance Certificate..........................................26
    5.5     Oil and Gas Reserve Reports.....................................26
    5.6     Notices.........................................................26
    5.7     Additional Information..........................................28
    5.8     Payment of Assessments and Charges..............................28
    5.9     Compliance with Laws............................................28
    5.10    ERISA Information and Compliance................................28
    5.11    Hazardous Substances Indemnification............................28
    5.12    Further Assurances..............................................29
    5.13    Fees and Expenses of Lender.....................................29
    5.14    Indemnification of Lender.......................................30
    5.15    Maintenance of Existence and Good Standing......................30
    5.16    Maintenance of Tangible Property................................30
    5.17    Maintenance of Insurance........................................31
    5.18    Inspection of Tangible Property.................................31
    5.19    Payment of Notes and Performance of Obligations.................31
    5.20    Operation of Oil and Gas Properties.............................31
    5.21    Performance of Designated Contracts.............................31

ARTICLE 6 - NEGATIVE COVENANTS OF BORROWER..................................31
    6.1     Indebtedness; Contingent Obligations............................31
    6.2     Loans and Advances..............................................31
    6.3     Mortgages or Pledges of Assets..................................32

    6.4     Sales of Properties; Operations.................................32
    6.5     Subsidiaries....................................................32
    6.6     Changes in Capital Structure....................................32
    6.7     Rental or Lease Agreements......................................32
    6.8     Lines of Business...............................................32
    6.9     Sale or Discount of Receivables.................................32
    6.10    Dividends and Distributions.....................................32
    6.11    Transactions With Affiliates....................................33
    6.12    Negative Pledges................................................33

ARTICLE 7 - FINANCIAL COVENANTS.............................................33
    7.1     Tangible Net Worth..............................................33
    7.2     Current Ratio...................................................33
    7.3     EBITDAX Ratio...................................................33
    7.4     Funded Senior Debt to EBITDAX Ratio.............................33

ARTICLE 8 - EVENTS OF DEFAULT...............................................33
    8.1     Enumeration of Events of Default................................33
    8.2     Rights Upon Default.............................................35

ARTICLE 9 - MISCELLANEOUS...................................................35
    9.1     Assignments; Participations.....................................35
    9.2     Amendments and Waivers..........................................36
    9.3     Survival of Representations, Warranties and Covenants...........36
    9.4     Notices and Other Communications................................37
    9.5     Parties in Interest.............................................37
    9.6     No Waiver; Rights Cumulative....................................37
    9.7     Survival........................................................37
    9.8     Rights of Third Parties.........................................37
    9.9     Controlling Agreement...........................................37
    9.10    Integration.....................................................37
    9.11    Jurisdiction and Venue..........................................38
    9.12    Waiver of Rights to Jury Trial..................................38
    9.13    Governing Law...................................................38
    9.14    Counterparts....................................................38
    9.15    No Joint Venture................................................38

                                    EXHIBITS

Exhibit IA    Form of Promissory Note
Exhibit IB    Form of Promissory Note
Exhibit II    Form of Assignment and Acceptance
Exhibit III   Form of Borrowing Request
Exhibit IV    Form of Compliance Certificate
Exhibit V     Disclosures
Exhibit VI    Form of Borrower's Counsel Opinion
Exhibit VII   [Reserved]
Exhibit VIII  Form of  Application  and  Agreement  for  Letter  of Credit
               (Doc. #59221)
Exhibit IX    Description of Collateral
Exhibit X     Form of Mortgage,  Assignment of Productions,  Security Agreement,
                Fixture Filing and Financing Statement
Exhibit A     Description of Leases

                                CREDIT AGREEMENT


      THIS CREDIT AGREEMENT (this "Agreement") is made and entered into as of May 6, 2004, by and between PetroReal of Louisiana, L.L.C., a Louisiana limited liability company ("Borrower") and Whitney National Bank, a national banking association ("Lender").

      NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

                                   ARTICLE 1.
                         DEFINITIONS AND INTERPRETATION

1.1 Terms Defined Above. As used in this Agreement, the terms "Agreement," "Borrower," and "Lender" shall have the meanings set forth above.

1.2 Additional Defined Terms. As used in this Agreement, the following terms shall have the following meanings, unless the context otherwise requires:

            "Advance" shall mean any advance to or for the benefit of the Borrower pursuant to the Line of Credit Facility.

            "Affiliate" shall mean any Person directly or indirectly controlling, controlled by, or under common control with the Borrower, including each affiliate and subsidiary (within the meaning of the regulations promulgated pursuant to the Securities Act of 1933, as amended) of the Borrower.

            "Agreement" shall mean this Credit Agreement, as amended, restated or supplemented from time to time.

            "Applicable Lending Office" shall mean the lending office of Lender (or an affiliate of Lender) designated on the signature pages hereof or such other office of Lender (or an affiliate of Lender) as Lender may from time to time specify to the Borrower as the office by which its Loans of such type are to be made and maintained.

            "Applicable Period" shall mean, for any applicable interest period, a period of 30, 60, 90 or 180 days as selected by the Borrower and notice of which is given to the Lender no later than two Business Days prior to the commencement of an interest period. If the Borrower fails to timely select an interest period, the Applicable Period shall be 30 days.

            "Applications and Agreements for Letters of Credit" means, collectively, the applications and agreements for letters of credit on forms issued by Lender and executed by the Borrower from time to time to support the issuance of Letters of Credit.

            "Assignment Agreement" shall mean an Assignment Agreement, substantially in the form of Exhibit II, with appropriate insertions.

            "Borrowing Base" shall mean, at any time, an amount equal to the sum of the Mortgaged Properties, for loan purposes, as determined by the Lender from time to time in accordance with Section 2.10.

            "Borrowing Request" shall mean each written request, in substantially the form attached hereto as Exhibit III, by the Borrower to the Lender for a borrowing pursuant to Section 2.1, each of which shall:

      (a) be signed by a Responsible Officer;

      (b) specify the amount of Advance requested and the date of the borrowing (which shall be a Business Day); and

      (c) be delivered to the Lender no later than 11:00 a.m., Central Standard or Daylight Savings Time, as the case may be, on the Business Day of the requested borrowing or conversion.

            "Business Day" shall mean a day other than a day when Lender is authorized or required to close.

            "Closing Date" shall mean May 6, 2004.

            "Commitment Amount" shall mean the then outstanding amount of the Term Loan plus the amount available under the Line of Credit Facility.

            "Commitment Period" shall mean the period from and including the Closing Date to but not including the Commitment Termination Date.

            "Commitment Termination Date" shall mean May 31, 2006.

            "Commitments" shall mean the Line of Credit Facility and the Term Loan.

            "Commonly Controlled Entity" shall mean any Person which is under common control with the Borrower within the meaning of Section 4001 of ERISA.

            "Compliance Certificate" shall mean each certificate substantially in the form attached hereto as Exhibit IV, signed by any Responsible Officer and furnished to the Lender from time to time in accordance with the terms hereof.

            "Contingent Obligation" shall mean, as to any Person, any obligation of such Person guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends, or other obligations of any other Person (for purposes of this definition, a "primary obligation") in any manner, whether directly or indirectly, including any obligation of such Person, regardless of whether such obligation is contingent, (a) to purchase any primary obligation or any Property constituting direct or indirect security therefor, (b) to advance or supply funds (i) for the purchase or payment of any primary obligation, or (ii) to maintain working or equity capital of any other Person in respect of any primary obligation, or otherwise to maintain the net worth or solvency of any other Person, (c) to purchase Property, securities or services primarily for the purpose of assuring the owner of any primary obligation of the ability of the Person primarily liable for such primary obligation to make payment thereof, or
      (d) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof, with the amount of any Contingent Obligation being deemed to be equal to the stated or determinable amount of the primary obligation in respect of which such Contingent Obligation is made or, if not stated or determinable, the maximum reasonably anticipated liability in respect thereof as determined by such Person in good faith.

            "Current Assets" shall mean all assets which would, in accordance with GAAP, be included as current assets on a consolidated balance sheet of the Borrower and its Subsidiaries as of the date of calculation, plus unused availability under this Agreement.

            "Current Liabilities" shall mean all liabilities which would, in accordance with GAAP, be included as current liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries as of the date of calculation, but excluding current maturities in respect of the Loans.

            "Default" shall mean any event or occurrence which with the lapse of time or the giving of notice or both would become an Event of Default.

            "Default Rate" shall mean a per annum interest rate equal to the Prime Rate from time to time in effect plus three percent (3%), such rate to be computed on the basis of a year of 365 or 366 days, as the case may be, and actual days elapsed (including the first day but excluding the last day) during the period for which payable, but in no event shall such rate exceed the Highest Lawful Rate.

            "Dollars" and "$" shall mean dollars in lawful currency of the United States of America.

            "EBITDAX" shall mean the Borrower's earnings before interest expense, income taxes, depreciation, amortization and exploration expenditures, calculated on a trailing four quarters basis, all as determined in accordance with GAAP consistently applied; provided, however, that prior to January 1, 2005, EBITDAX shall be calculated pro rata, based on the number of months elapsed in 2004.

            "Environmental Complaint" shall mean any written complaint, order, directive, claim, citation, notice of investigation or other notice by any Governmental Authority or any other Person with respect to (a) air emissions, (b) spills, releases, or discharges to soils or any improvements located thereon, surface water, groundwater or the sewer, septic system or waste treatment, storage or disposal systems servicing any of the Mortgaged Properties, (c) solid or liquid waste disposal, (d) the use, generation, storage, transportation or disposal of any Hazardous Substance, or (e) other environmental, health or safety matters affecting of any of the Mortgaged Properties.

            "Environmental Laws" shall mean (a) the following federal laws as they may be cited, referenced, and amended from time to time: the Clean Air Act, the Clean Water Act, the Comprehensive Environmental Response, Compensation and Liability Act, the Endangered Species Act, the Hazardous Materials Transportation Act of 1986, the Occupational Safety and Health Act, the Oil Pollution Act of 1990, the Resource Conservation and Recovery Act of 1976, the Safe Drinking Water Act, the Superfund Amendments and Reauthorization Act, and the Toxic Substances Control Act; (b) any and all equivalent environmental statutes of any state in which Property of the Borrower is situated, as they may be cited, referenced and amended from time to time; (c) any rules or regulations promulgated under or adopted pursuant to the above federal and state laws; and (d) any other equivalent federal, state, or local statute or any requirement, rule, regulation, code, ordinance, or order adopted pursuant thereto, including those relating to the generation, transportation, treatment, storage, recycling, disposal, handling, or release of Hazardous Substances.

            "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations thereunder and interpretations thereof.

            "Event of Default" shall mean any of the events specified in Section 8.1.

            "Financial Statements" shall mean statements of the financial condition as at the point in time and for the period indicated and consisting of at least a balance sheet and related statements of operations, and member's equity, all of which, unless otherwise indicated, shall be prepared in comparative form with respect to the corresponding period of the preceding fiscal period.

            "Funded Senior Debt" shall mean the total monetary amount owed to the Lender under the Line of Credit Facility and the Term Loan, as well as any other advances made to Borrower pursuant to Section 2.17.

            "GAAP" shall mean generally accepted accounting principles in the United States in effect from time to time.

            "Governmental Authority" shall mean any nation, country, commonwealth, territory, government, state, county, parish, municipality or other political subdivision and any court, governmental department or authority, commission, board, bureau, agency, arbitrator or instrumentality thereof and any other entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

            "Hazardous Substances" shall mean flammables, explosives, radioactive materials, hazardous wastes, asbestos or any material containing asbestos, polychlorinated biphenyls (PCBs), toxic substances or related materials, or any substances defined as "contaminants," "hazardous substances," "hazardous materials," "hazardous wastes" or "toxic substances" under any Environmental Law now or hereafter enacted or promulgated by any Governmental Authority.

            "Hedging Agreement" shall mean (a) any interest rate or currency swap, rate cap, rate floor, rate collar, forward agreement, or other exchange or rate protection agreement or any option with respect to any such transaction and (b) any swap agreement, cap, floor, collar, exchange transaction, forward agreement, or other exchange or protection agreement relating to hydrocarbons or any option with respect to any such transaction.

            "Highest Lawful Rate" shall mean the maximum non usurious interest rate, if any (or, if the context so requires, an amount calculated at such rate), that at any time or from time to time may be contracted for, taken, reserved, charged, or received under applicable law by Lender, as such laws are presently in effect or, to the extent allowed by applicable law, as such laws may hereafter be in effect and which allow a higher maximum non usurious interest rate than such laws now allow.

            "Indebtedness" shall mean, as to any Person, without duplication,
      (a) all liabilities as shown on the liability side of a balance sheet, (b) all obligations of such Person evidenced by bonds, debentures, promissory notes, or similar evidences of indebtedness, (c) all other indebtedness of such Person for borrowed money, (d) all obligations of others, to the extent any such obligation is secured by a Lien on the assets of such Person (whether or not such Person has assumed or become liable for the obligation secured by such Lien), and (e) all obligations under any Hedging Agreement.

            "Insolvency Proceeding" shall mean application whether voluntary or instituted by another Person) for or the consent to the appointment of a receiver, trustee, conservator, custodian, or liquidator of any Person or of all or a substantial part of the Property of such Person, or the filing of a petition (whether voluntary or instituted by another Person) commencing a case under Title 11 of the United States Code, seeking liquidation, reorganization, or rearrangement or taking advantage of any bankruptcy, insolvency, debtor's relief, or other similar law of the United States, or any other jurisdiction.

            "Investment" shall mean, as to any Person, any stock, bond, note or other evidence of Indebtedness or any other security (other than current trade and customer accounts) of, investment or partnership interest in or loan to, such Person.

            "Letter of Credit Issuer" means the Lender.

            "Letters of Credit" means, collectively, all letters of credit issued by a Lender pursuant to Article 2 for the account of the Borrower, and "Letter of Credit" means, separately, any one of the Letters of Credit.

            "Letters of Credit Outstanding" means all undrawn amounts of Letters of Credit plus all Reimbursement Obligations with respect to Letters of Credit.

            "Lien" shall mean any lien, burden or encumbrance affecting Borrower's title to a Property securing an obligation owed to, or a claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute, or contract, and including the lien or security interest arising from a mortgage, encumbrance, pledge, security agreement, conditional sale or trust receipt, or a lease, consignment or bailment for security purposes and encroachments, easements, rights of way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting a Property which secure an obligation owed to, or a claim by, a Person other than the owner of such Property (for purposes of this Agreement, the Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement, financing lease or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes), and the filing or recording of any financing statement or other security instrument in any public office.

            "LIBOR" shall mean the rate per annum equal to the rate determined by the Lender to be the offered rate that appears on the page of the Telerate screen (or any successor thereto) that displays an average British Bankers Association Interest Settlement Rate for deposits in dollars (for delivery on the first day of such interest period) with a term equivalent to such Applicable Period, or any successor to or substitute for such service, providing rate quotations comparable to those currently provided on such page of such service, as determined by the Lender from time to time for purposes of providing quotations of interest rates applicable to dollar deposits in the London interbank market) at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such interest period, as the rate for dollar deposits equivalent to such Applicable Period. In the event the rates referenced in the preceding sentence are not available, the rate per annum determined by the Lender as the rate of interest at which deposits in dollars for delivery on the first day of such Applicable Period in same day funds in the approximate amount of the Loan being made, continued or converted by the Lender and with a term equivalent to such Applicable Period would be offered by any of Citibank's, Bank of America's or JPMorgan Chase's London Branch to major banks in the London interbank Eurodollar market at their request at approximately 4:00 p.m. (London time) two Business Days prior to the first day of such interest period.

            "Limitation Period" shall mean any period while any amount remains owing on any Note payable to Lender and during which interest on such amount calculated at the applicable interest rate plus any fees or other sums payable to Lender under any Loan Document and deemed to be interest under applicable law, would exceed the amount of interest which would accrue at the Highest Lawful Rate.

            "Line of Credit Facility" shall be a non-revolving line of credit in the Line of Credit Facility Amount. The Borrower shall also be entitled to request Letters of Credit to be issued under the Line of Credit Facility.

            "Line of Credit Facility Amount" shall be $1,000,000.00.

            "Line of Credit Note" shall mean that certain promissory note of the Borrower payable to the Lender in the amount of the Line of Credit Facility Amount in the form attached hereto as Exhibit IA, with appropriate insertions, together with all renewals, extensions, for any period, increases, and rearrangements thereof.

            "Loan Balance" shall mean, at any time, the aggregate outstanding principal balance of the Line of Credit Facility and the Term Loan, as the case may be, at such time.

            "Loan Documents" shall mean this Agreement, the Notes, the Security Documents, and all other documents, instruments and agreements now or hereafter delivered pursuant to the terms of or in connection with this Agreement, the Notes, or the Security Documents, and all renewals, extensions, amendments, supplements and restatements thereof.

            "Loans" shall mean the Line of Credit Facility and the Term Loan, as well as any other advances made to Borrower pursuant to Section 2.17.

            "Material Adverse Effect" shall mean any material and adverse effect on (a) the assets, liabilities, financial condition, business, operations or prospects of the Borrower, or the Borrower and its Subsidiaries on a consolidated basis, (b) the ability of the Borrower to carry out its or their business as conducted as of the date of this Agreement, or (c) the ability of the Borrower to meet its obligations generally, or to meet its obligations under the Loan Documents on a timely basis as provided therein.

            "Mortgaged Properties" means those properties, including Oil and Gas Properties, as to which the Lender has a first priority security interest in or mortgage lien on pursuant to the Security Documents to secure the Loans.

            "Multi employer Plan" shall mean a Plan which is a multi employer plan as defined in Section 4001(a)(3) of ERISA.

            "Notes" shall mean the Line of Credit Note and the Term Note.

            "Obligations" shall mean, without duplication, (a) all Indebtedness evidenced by the Notes, (b) the obligation of the Borrower to provide to or reimburse the Lender for amounts payable, paid, or incurred under any Security Document, (c) the obligations of the Borrower under the Security Documents (d) the obligation of the Borrower for the payment of fees and expenses pursuant to the Loan Documents, and (e) all other obligations and liabilities of the Borrower to the Lender, now existing or hereafter incurred, under, arising out of or in connection with any Loan Document, and to the extent that any of the foregoing includes or refers to the payment of amounts deemed or constituting interest, only so much thereof as shall have accrued, been earned and which remains unpaid at each relevant time of determination.

            "Oil and Gas Properties" shall mean fee, leasehold or other interests, now existing or hereafter acquired, in or under mineral estates or oil, gas and other liquid or gaseous hydrocarbon leases with respect to Properties situated in the United States or offshore from any State of the United States, including overriding royalty and royalty interests, leasehold estate interests, net profits interests, production payment interests and mineral fee interests, together with contracts executed in connection therewith and all tenements, hereditaments, appurtenances and Properties appertaining, belonging, affixed or incidental thereto.

            "Parent" shall mean PetroReal of America, Inc., a Nevada corporation.

            "Permitted Liens" shall mean (a) Liens for taxes, assessments or other governmental charges or levies not yet delinquent or which (if foreclosure, distraint, sale, or other similar proceedings shall not have been initiated) are being contested in good faith by appropriate proceedings diligently conducted, if appropriate reserves if required by GAAP have been made therefor; (b) Liens in connection with workers' compensation, unemployment insurance or other social security (other than Liens created by Section 4068 of ERISA), old age pension or public liability obligations which are not yet delinquent or which are being contested in good faith by appropriate proceedings diligently conducted, if appropriate reserves if required by GAAP have been made therefor; (c) Liens in favor of vendors, carriers, warehousemen, repairmen, mechanics, workers, or materialmen, and construction or other similar Liens arising by operation of law in the ordinary course of business or incident to the construction or improvement of any Property in respect of obligations which are not yet delinquent or which are being contested in good faith by appropriate proceedings diligently conducted, if appropriate reserves if required by GAAP have been made therefor; (d) Liens securing the purchase price of equipment of the Borrower outside the ordinary course of business, provided that (i) such Liens shall not extend to or cover any other Property of the Borrower, and (ii) the aggregate unpaid purchase price secured by all such Liens shall not exceed $50,000; (e) Liens on assets, excluding Oil and Gas Properties and production and proceeds therefrom, in an aggregate amount not to exceed $100,000; (f) Liens to operators and non operators under joint operating agreements arising in the ordinary course of business to secure amounts owing to operators, which amounts are not yet delinquent or are being contested in good faith by appropriate proceedings diligently conducted; (g) Liens under production sales agreements, division orders, operating agreements and other agreements customary in the oil and gas industry for processing, producing, and selling hydrocarbons securing obligations not constituting Indebtedness and provided that such Liens do not secure obligations to deliver hydrocarbons at some future date without receiving full payment therefor in the ordinary course of business; (h) the currently existing Liens described on Exhibit V under the heading "Liens"; (i) easements, rights of way, restrictions and other similar encumbrances, and minor defects in the chain of title which are customarily accepted in the oil and gas financing industry, none of which interfere with the ordinary conduct of the business of the Borrower or materially detract from the value or use of the Property to which they apply; (j) Liens created pursuant to the Security Documents; and (k) "Permitted Encumbrances" as defined in the Security Documents.

            "Person" shall mean an individual, corporation, partnership, limited liability company, joint venture, association, joint stock company, trust, unincorporated organization, Governmental Authority, or any other form of entity.

            "Plan" shall mean, at any time, any employee benefit plan which is covered by ERISA and in respect of which the Borrower or any Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in
      Section 3(5) of ERISA.

            "Prime Rate" shall mean the prime rate of interest as reported in The Money Rates table of The Wall Street Journal, which Prime Rate shall change upon each change in such prime rate and may not be the lowest interest rate charged by Lender.

            "Principal Office" shall mean the principal office of the Lender in New Orleans, Louisiana presently located at 228 St. Charles Avenue.

            "Property" shall mean any interest in any kind of property or asset, whether real, personal, or mixed, tangible or intangible.

            "Reimbursement Obligation" shall mean at any time, the obligation of the Borrower with respect to any Letter of Credit to reimburse the Lender for amounts theretofore paid by the Lender pursuant to a drawing under a Letter of Credit.

            "Release of Hazardous Substances" shall mean any emission, spill, release, disposal or discharge, except in accordance with a valid permit, license, certificate or approval of the relevant Governmental Authority, of any reportable quantity of Hazardous Substance into or upon (a) the air, (b) soils or any improvements located thereon, (c) surface water or groundwater, or (d) the sewer, septic system or waste treatment, storage or disposal system servicing any of any of the Mortgaged Properties.

            "Requirement of Law" shall mean, as to any Person, any applicable law, treaty, ordinance, order, judgment, rule, decree, regulation, or determination of an arbitrator, court, or other Governmental Authority, including rules, regulations, orders, and requirements for permits, licenses, registrations, approvals, or authorizations, in each case as such now exist or may be hereafter amended and are applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

            "Reserve Report" shall mean each report provided by the Borrower pursuant to Section 5.5.

            "Responsible Officer" shall mean any member of Borrower or such other authorized representative of the Borrower as designated from time to time pursuant to written designation by the Borrower.

            "Security Documents" means any and all deeds of trust, mortgages, security agreements, assignments and pledge agreements pursuant to which Borrower grants a security interest or lien to the Lender, including as of the Closing Date Security Documents covering the Borrower's Oil and Gas Properties in West Bay Field (Plaquemines Parish), Little White Lake Field (Vermilion Parish) and Cloverly Field (Lafourche Parish).

            "Subsidiary" shall mean, as to any Person, any corporation, limited liability company, or other entity of which shares of stock (or ownership interests) having ordinary voting power (other than stock having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

            "Superfund Site" shall mean those sites listed on the Environmental Protection Agency National Priority List and eligible for remedial action, or any comparable state registries or list in any state of the United States.

            "Tangible Net Worth" shall mean (a) total assets, as would be reflected on a balance sheet of the Borrower and its Subsidiaries prepared on a consolidated basis and in accordance with GAAP, exclusive of experimental or organization expenses, franchises, licenses, permits, and other intangible assets, treasury stock, unamortized underwriters' debt discount and expenses, and goodwill minus (b) total liabilities, as would be reflected on a balance sheet of the Borrower prepared on a consolidated basis and in accordance with GAAP.

            "Taxes" shall have the meaning assigned to such term in Section
      2.20.

            "Term Loan" shall mean a $975,000.00 term loan to be advanced by Lender to Borrower on the Closing Date.

            "Term Loan Final Maturity" shall mean May 31, 2006.

            "Term Note" shall mean that certain promissory note of the Borrower payable to the Lender in the amount of the Term Loan in the form attached hereto as Exhibit IB, with appropriate insertions, together with all renewals, extensions, for any period, increases, and rearrangements thereof.

  1.3 References. References in this Agreement to Article, Section, or Exhibit numbers shall be to Articles, Sections, and Exhibits of this Agreement, unless expressly stated to the contrary. References in this Agreement to "hereby," "herein," "hereinabove," "hereinafter," "hereinbelow," "hereof," "hereunder," and words of similar import shall be to this Agreement in its entirety and not only to the particular Article, Section or Exhibit in which such reference appears. References in this Agreement to "includes" or

"including" shall mean "includes, without limitation," or "including, without limitation," as the case may be. References in this Agreement to statutes, sections, or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending, replacing, succeeding or supplementing such statutes, sections, or regulations.

  1.4 Articles and Sections. This Agreement, for convenience only, has been divided into Articles and Sections; and it is understood that the rights and other legal relations of the parties hereto shall be determined from this instrument as an entirety and without regard to the aforesaid division into Articles and Sections and without regard to headings prefixed to such Articles or Sections.

  1.5 Number and Gender. Whenever the context requires, reference herein made to the single number shall be understood to include the plural; and likewise, the plural shall be understood to include the singular. Definitions of terms defined in the singular or plural shall be equally applicable to the plural or singular, as the case may be, unless otherwise indicated. Words denoting sex shall be construed to include the masculine, feminine and neuter, when such construction is appropriate; and specific enumeration shall not exclude the general but shall be construed as cumulative.

  1.6 Incorporation of Exhibits. The Exhibits attached to this Agreement are incorporated herein and shall be considered a part of this Agreement for all purposes.

                                   ARTICLE 2.
                             TERMS OF THE FACILITIES

2.1   Revolving Line of Credit.

(a) Upon the terms and conditions and relying on the representations and warranties contained in this Agreement, Lender agrees to make Advances during the Commitment Period to or for the benefit of the Borrower in an aggregate principal amount not to exceed the Line of Credit Facility Amount. Loans shall be made from time to time on any Business Day designated by the Borrower in its Borrowing Request. The Line of Credit Facility shall not be activated until the Borrower pays the Facility Fee required by Section 2.13. The minimum amount of the Line of Credit Facility that can be activated is $100,000.00.

(b) Subject to the terms of this Agreement, during the Commitment Period, the Borrower may repay and reborrow Advances under the Line of Credit Facility, as the line of credit is revolving.

(c) Not later than 2:00 p.m., Central Standard or Daylight Savings Time, as the case may be, on the date specified for each borrowing, Lender shall make the Loan amount for that date available to the Borrower.

2.2 Term Loan. Upon the terms and conditions and relying on the representations and warranties contained in this Agreement, on the Closing Date the Lender agrees to make a Term Loan to or for the benefit of the Borrower in an aggregate principal amount of NINE HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($975,000.00).

 2.3 Use of Loan Proceeds. Proceeds of the Term Loan shall be used by the Borrower to acquire a twenty-five percent (25%) interest from ORX Resources, Inc. in the Oil and Gas Properties in West Bay Field, Plaquemines Parish, Louisiana. Proceeds of all Advances may be used to finance the seismic testing, acquisition, operation, development and exploitation activities and ownership of the Oil and Gas Properties located in Louisiana, and such other properties to the extent approved in writing by the Lenders.

  2.4 Interest. Interest on the Term Loan shall accrue and be payable at a rate per annum equal to the LIBOR Rate plus two and one-half (2.5%) percent. Interest on the Line of Credit Note shall accrue and be payable at a rate per annum equal to the LIBOR Rate plus two and one-half (2.5%) percent. However, to the extent that the Loan Balance is greater than 40% but less than 80% of the value of the then current Borrowing Base, all Loans shall accrue and be payable at a rate per annum equal to the LIBOR Rate plus three (3.0%) percent. Further, to the extent that the Loan Balance is greater than 80% of the value of the then current Borrowing Base, all Loans shall accrue and be payable at a rate per annum equal to the LIBOR Rate plus three and one-half (3.5%) percent. The Borrower may elect an Applicable Period for a LIBOR Rate by sending a written notice thereof to the Lender. Notwithstanding the foregoing, interest on past-due principal and, to the extent permitted by applicable law, past-due interest shall accrue at the Default Rate and shall be payable upon demand by the Lender at any time as to all or a portion of such interest.

  2.5    Repayment of Loans and Interest.

(a) Accrued and unpaid interest on outstanding Loans shall be due and payable monthly, in arrears, commencing June 30, 2004, and continuing on the last day of each month thereafter while any of the Loans remains outstanding, the payment in each instance to be the amount of interest which has accrued and remains unpaid with respect to the balance of the Notes. Interest shall be calculated on the basis of a year of 360 days for the actual number of days elapsed.

(b) Principal payments on the Term Loan will be made monthly on the last day of each calendar month commencing June 30, 2004, and continuing on the last day of each month thereafter in an amount equal to $62,500.00, until the earlier of (i) May 31, 2006, (ii) a change in the principal repayment amount required by
Section 2.10(b), or (iii) such time as all of the principal has been repaid.

(c) Upon Term Loan Final Maturity, the outstanding principal balance of the Term Note together with all accrued and unpaid interest shall be due and payable.

(d) All unpaid Advances under the Line of Credit together with all accrued and unpaid interest shall be due and payable on the Commitment Termination Date.

  2.6 General Terms. Absent manifest error, the outstanding principal balance of the Notes reflected in the records of Lender shall be deemed rebuttably presumptive evidence of the principal amount owing on such Note; provided, however, the liability for payment of principal and interest evidenced by the Notes shall be limited to principal amounts actually advanced and outstanding pursuant to this Agreement and interest on such amounts calculated in accordance with this Agreement.

  2.7 Time, Place, and Method of Payments. All payments required pursuant to this Agreement or the Notes shall be made without set off or counterclaim in Dollars and in immediately available funds. All payments by the Borrower shall be deemed received on the next Business Day following receipt if such receipt is after 2:00 p.m., Central Standard or Daylight Savings Time, as the case may be, on any Business Day, and shall be made to the Lender at the Principal Office. Except as provided to the contrary herein, if the due date of any payment hereunder or under any Note would otherwise fall on a day which is not a Business Day, such date shall be extended to the next succeeding Business Day, and interest shall be payable for any principal so extended for the period of such extension. 2.8 Letters of Credit. Lender hereby agrees, subject to the terms and conditions of this Agreement, upon request and for the account of Borrower, to issue from time to time Letters of Credit under the Line of Credit Facility upon delivery to Lender of an Application and Agreement for Letter of Credit in the form attached as Exhibit VIII; provided, that the Letters of Credit Outstanding shall not exceed the Line of Credit Facility Amount. No Letter of Credit shall be issued by a Lender with an expiry date or payment date occurring in excess of one year from the date of issuance or subsequent to the fifth Business Day preceding the Commitment Termination Date. Notwithstanding any of the foregoing, Lender shall not be required to issue any Letter of Credit if the Loan Balance, when added to the face amount of any requested Letter of Credit, exceeds the lesser of: (i) the Line of Credit Facility Amount, or (ii) the Borrowing Base. 2.9 Reimbursement.

(a) The Borrower hereby unconditionally and irrevocably agrees to pay to the Lender, pursuant to Section 2.5 of this Agreement, all amounts required to pay all drafts drawn or purporting to be drawn under the Letters of Credit and all reasonable expenses incurred by the Lender in connection with the Letters of Credit and in any event and without demand to place in possession of the Lender, sufficient funds to pay all debts and liabilities arising under any Letter of Credit. The Borrower's obligations to pay Lender under this Section 2.9, and the applicable Lender's right, as Letter of Credit Issuer, to receive the same, shall be absolute, irrevocable and unconditional and shall not be affected by any circumstance whatsoever. The Borrower agrees that Lender may, in its sole discretion, accept or pay, as complying with the terms of any Letter of Credit, any drafts or other documents otherwise in order which may be signed or issued by an administrator, executor, trustee in bankruptcy, debtor in possession, assignee for the benefit of creditors, liquidator, receiver, attorney in fact or other legal representative of a party who is authorized under such Letter of Credit to draw or issue any drafts or other documents.

(b) Lender, as a Letter of Credit Issuer, agrees to give the Borrower written notice of any request for a draw under a Letter of Credit, but failure to give such notice shall not be deemed to release or affect in any manner Borrower's obligation to immediately reimburse Lender for drawings made under Letter of Credit.

(c) The issuance by Lender of any and each Letter of Credit shall, in addition to the conditions precedent set forth in Section 3.1 hereof, be subject to the conditions that such Letter of Credit be in such form and contain such terms as shall be reasonably satisfactory to the Lender consistent with the then current practices and procedures of the Lender with respect to similar letters of credit, and the Borrower shall have executed and delivered such other instruments and agreements relating to such Letters of Credit as the Lender shall have reasonably requested consistent with such practices and procedures.

(d) Without duplication of Section 5.14 hereof, the Borrower hereby agrees to defend, indemnify and hold harmless, the Lender, as the Letter of Credit
     Issuer, from and against any and all claims and damages, losses, liabilities, reasonable costs and expenses which the Lender may incur (or which may be claimed against the Lender, as Letter of Credit Issuer) by any Person by reason of or in connection with the issuance or transfer of or payment or failure to pay under any Letter of Credit, unless such claims, damages, losses or liabilities arise from the gross negligence or willful misconduct of Lender. The provisions of this Section 2.9 (d) shall survive repayment of the Obligations and expiration or termination of this Agreement.

(e) The obligation of the Borrower to reimburse the Lender for drawings made under Letters of Credit shall be absolute, unconditional and irrevocable (absent the gross negligence or willful misconduct of Lender), and shall be performed strictly in accordance with the terms of this Agreement and such Letters of Credit and the related Applications and Agreements for Letters of Credit, under the following circumstances:

     (1) any lack of validity or enforceability of the Letter of Credit, the obligation supported by the Letter of Credit or any other agreement or instrument relating thereto (collectively, the "Related Documents");

     (2) any amendment or waiver of or any consent to or departure from all or any of the Related Documents;

     (3) the existence of any claim, setoff, defense or other rights which the Borrower may have at any time against any beneficiary or any transferee of a Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), Lender or any other Person, whether in connection with the Loan Documents, the Related Documents or any unrelated transaction;

     (4) any breach of contract or other dispute between the Borrower and any beneficiary or any transferee of a Letter of Credit (or any persons or entities for whom such beneficiary or any such transferee may be acting), Lender or any other Person;

     (5) any draft, statement or any other document presented under the Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect whatsoever;

     (6) any delay, extension of time, renewal, compromise or other indulgence or modification granted or agreed to by Agent, with or without notice to or approval by the Borrowers in respect of any of Borrowers' Obligations under this Agreement; or

     (7) any other circumstance or happening whatsoever, whether or not similar to any of the foregoing.

2.10  Borrowing Base Determinations.

  (a) The Borrowing Base as of December 31, 2003, and the Closing Date is acknowledged by the Borrower and the Lender to be $975,000.00 unless and until the Borrowing Base has been redetermined. As of the Closing Date there is no availability under the Line of Credit Facility.

  (b) Lender may elect to redetermine the Borrowing Base at any time. In addition, the Borrower, at its discretion, may request an additional redetermination once during each calendar year. The Borrowing Base shall reduce monthly by an amount based on the Lender's determination of the then current engineering and commodity information relevant to the Oil and Gas Properties. The amount of monthly reduction shall be determined by the Lender at least semi-annually or such more frequent period as the Lender may reasonably determine is necessary.

  (c) Upon each determination of the Borrowing Base, the Lender shall notify the Borrower orally (confirming such notice promptly in writing) of such determination, and the Borrowing Base so communicated to the Borrower shall become effective upon such oral notification and shall remain in effect until the next subsequent determination of the Borrowing Base.

  (d) The Borrowing Base shall represent the determination of the Lender (acting in its sole discretion), in accordance with its then current procedures for evaluating oil and gas reserves and other related assets at the time of determination, of the value, for loan purposes, of the Mortgaged Properties subject, in the case of any increase in the Borrowing Base, to the credit approval processes of the Lender. In determining the Borrowing Base, the Lender may consider such credit factors (including the assets, liabilities, cash flow, price exposure, business, properties, prospects, management and ownership of Borrower) as Lender in its sole discretion may deem significant. Furthermore, the Borrower acknowledges that the Lender has no obligation to increase the Borrowing Base and may reduce the Borrowing Base, in either case, as a result of any circumstance and further acknowledges that the determination of the Borrowing Base contains an equity cushion (market value in excess of loan value), which is acknowledged by the Borrower to be essential for the adequate protection of the Lender. Lender shall provide Borrower a copy of its Borrowing Base calculation upon request of Borrower.

  2.11 Mandatory Prepayments. If at any time the Loan Balance exceeds the lesser of the Commitment Amount or the Borrowing Base then in effect (a "Deficiency"), the Borrower shall remedy the Deficiency within sixty days of notice from the Lender of such occurrence, by either (i) prepaying the amount of such excess for application on the Loan Balance or (ii) furnishing the Lender additional collateral in the form of readily available funds to be held by Lender in a controlled depositary account. In either case, the Borrower shall provide a sufficient remedy for at least fifty (50%) percent of the Deficiency within thirty days of notice from the Lender of such occurrence. In the event that a mandatory prepayment is required under this Section and the Loan Balance is less than the amount required to be prepaid, the Borrower shall repay the entire Loan Balance.

  2.12 Voluntary Prepayments. Subject to applicable provisions of this Agreement, the Borrower shall have the right at any time or from time to time without penalty to prepay Loans; provided, however, that (a) the Borrower shall give the Lender notice of each such prepayment no less than one Business Day prior to prepayment, and (b) no such prepayment shall serve to postpone the repayment when due of any Obligation remaining unpaid.

  2.13 Facility Fees. To induce the Lender to enter into this Agreement, the Borrower shall pay to the Lender on the Closing Date a fee for the Term Loan in an amount equal to one-half (1/2%) percent of the Term Loan. The Borrower shall also pay to the Lender, an amount equal to one-half (1/2%) percent of the amount of availability (or increase in availability, as the case may be) under the Line of Credit that the Borrower elects to activate as of any time.

  2.14 Letter of Credit Fee. To compensate the Lender for issuing a standby letter of credit, the Borrower shall pay Lender an annual fee in the amount of one and three quarters (1 3/4%) percent of each Letter of Credit issued by Lender on behalf of Borrower. The letter of credit fee shall be payable in quarterly equal installments commencing on the issuance date of an applicable letter of credit.

  2.15 Commitment Fee. To compensate the Lender for making funds available under the Line of Credit Facility, the Borrower shall pay to the Lender a commitment fee per annum equal to one-half (1/2%) percent times the average daily amount by which the amount activated and available under the Line of Credit Facility exceeds the Loan Balance under the Line of Credit Facility, from the Closing Date until the Commitment Termination Date. The commitment fees shall be due and payable quarterly in arrears on the last day of each June, September, December and March during the term of this Agreement.

   2.16 Engineering Fee. The Borrower shall pay Lender an engineering fee of $5,000 on the Closing Date and $5,000 at the time of any redetermination of the Borrowing Base

  2.17 Loans to Satisfy Obligations of Borrower. The Lender may (and shall endeavor to provide Borrower three (3) days notice prior thereto when reasonably practicable under the circumstances), but shall not be obligated to, make Loans for the benefit of the Borrower and apply proceeds thereof to the satisfaction of any condition, warranty, representation, or covenant of the Borrower contained in this Agreement or any other Loan Document. Such Loans shall be evidenced by the Notes, shall bear interest at the Default Rate and shall be payable upon demand.

  2.18 Security Interest in Accounts; Right of Offset. As security for the payment and performance of the Obligations, the Borrower hereby assigns, and pledges to the Lender and grants to the Lender a security interest in all funds of the Borrower now or hereafter or from time to time on deposit with the Lender with such interest of the Lender to be reassigned, and/or released at the reasonable expense of the Borrower upon payment in full and complete performance of all Obligations and the termination of the Commitments. All remedies as secured party or assignee of such funds shall be exercisable by the Lender upon the occurrence of any Event of Default, regardless of whether the exercise of any such remedy would result in any penalty or loss of interest or profit with respect to any withdrawal of funds deposited in a time deposit account prior to the maturity thereof. Furthermore, the Borrower hereby grants to the Lender the right, exercisable at such time as any Event of Default shall occur, of offset or banker's lien against all funds of the Borrower now or hereafter or from time to time on deposit with the Lender, regardless of whether the exercise of any such remedy would result in any penalty or loss of interest or profit with respect to any withdrawal of funds deposited in a time deposit account prior to the maturity thereof. The security interests and rights granted pursuant to this
Section 2.18 shall be in addition to any rights afforded by the Security Documents.

2.19  General Provisions Relating to Interest.

     (a) It is the intention of the parties hereto to comply strictly with all applicable usury laws. In this connection, there shall never be collected, charged, or received on the sums advanced hereunder interest in excess of that which would accrue at the Highest Lawful Rate. The Borrower acknowledges that the Loans are for a commercial or business purpose as contemplated by La. R.S. 9:3509.

     (b) Notwithstanding anything herein or in the Notes to the contrary, during any Limitation Period, the interest rate to be charged on amounts evidenced by the Notes shall be the Highest Lawful Rate, and the obligation, if any, of the Borrower for the payment of fees or other charges deemed to be interest under applicable law shall be suspended. During any period or periods of time following a Limitation Period, to the extent permitted by applicable laws, the interest rate to be charged hereunder shall remain at the Highest Lawful Rate until such time as there has been paid to the Lender (i) the amount of interest in excess of that accruing at the Highest Lawful Rate that the Lender would have received during the Limitation Period had the interest rate remained at the otherwise applicable rate, and (ii) all interest and fees that the Lender would otherwise have been entitled to receive under this Agreement but for the effect of such Limitation Period.

     (c) If, under any circumstances, the aggregate amounts paid on the Notes or under this Agreement or any other Loan Document include amounts which by law are deemed interest and which would exceed the amount permitted if the Highest Lawful Rate were in effect, the Borrower stipulates that such payment and collection will have been and will be deemed to have been, to the extent permitted by applicable laws, the result of mathematical error on the part of the Borrower or the Lender; and the Lender shall promptly refund the amount of such excess (to the extent only of such interest payments in excess of that which would have accrued and been payable on the basis of the Highest Lawful
          Rate) upon discovery of such error by such party or notice thereof from the Borrower. In the event that the maturity of any Obligation is accelerated, by reason of an election by the Lender or otherwise, or in the event of any required or permitted prepayment, then the consideration constituting interest under applicable laws may never exceed the Highest Lawful Rate; and excess amounts paid which by law a re deemed interest, if any, shall be credited by the Lender on the principal amount of the Obligations, or if the principal amount of the Obligations shall have been paid in full, refunded to the Borrower.

     (d) All sums paid, or agreed to be paid, to the Lender for the use, forbearance and detention of the proceeds of any advance hereunder shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term hereof until paid in full so that the actual rate of interest is uniform but does not exceed the lower of (i) the Highest Lawful Rate or (ii) the amounts otherwise due Lender pursuant to the terms of this Agreement throughout the full term hereof.

  2.20 Taxes. All payments made by the Borrower under this Agreement shall be made free and clear of, and without reduction or withholding for or on account of, present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority on the basis of any change after the date hereof in any applicable treaty, law, rule, guideline or regulations or in the interpretation or administration thereof, excluding, in the case of the Lender, net income and franchise taxes or similar taxes imposed on the Lender by the jurisdiction under the laws of which the Lender is organized or any political subdivision or taxing authority thereof or therein, or by any jurisdiction in which the Lender's lending office is located or any political subdivision or taxing authority thereof or therein (all such non excluded taxes, levies, imposts, deductions, charges or withholdings being hereinafter called "Taxes"). If any Taxes are required to be withheld from any amounts payable to the Lender hereunder or under any other Loan Document, the amounts so payable to the Lender shall be increased to the extent necessary to yield to the Lender (after payment of all Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement and the other Loan Documents. Whenever any Taxes are payable by the Borrower, upon the reasonable request of Lender and as promptly as possible thereafter, the Borrower shall send to the Lender evidence showing payment thereof. If the Borrower fails to pay any Taxes when due to the appropriate taxing authority or fails to remit to the Lender proof thereof, the Borrower shall indemnify the Lender for any incremental taxes, interest or penalties that may become payable by the Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of all Obligations.

  2.21 Deposit Accounts. Borrower will maintain all of its operating deposit accounts with Lender.

                                   ARTICLE 3.
                                   CONDITIONS

  3.1 Conditions Precedent to Loans. The Lender shall have no obligation to make any Loan unless and until all matters incident to the consummation of the transactions contemplated herein shall be reasonably satisfactory to the Lender, and the Lender shall have received, reviewed, and approved the following documents and other items, appropriately executed when necessary and, where applicable, acknowledged by one or more authorized officers of the Borrower, all in form and substance satisfactory to the Lender and dated, where applicable, of even date herewith or a date prior hereto and acceptable to the Lender:

(a) multiple counterparts of this Agreement;

(b) the Line of Credit Note;

(c) the Term Note;

(d) the Security Documents;

(e) copies of the Articles of Organization and all amendments thereto and the Operating Agreement and/or bylaws and all amendments thereto of the Borrower, accompanied by a certificate issued by a manager of the Borrower, to the effect that each such copy is correct and complete;

(f) certificates of incumbency and signatures of all officers of each of the entities referred to above who are authorized to execute Loan Documents, each such certificate being executed by the secretary or an assistant secretary of each such entity;

(g) unaudited Financial Statements of the Borrower as of March 31, 2004, and pro forma Financial Statements of the Borrower as of December 31, 2004;

(h) certificates dated as of a recent date from the Secretary of State of the State of Louisiana evidencing the existence or qualification and good standing of Borrower;

(i) reserve data in a form and containing such information as may be reasonably satisfactory to the Lender covering the Mortgaged Properties;

(j) the opinion of McCloskey & Langenstein, L.L.P., counsel to the Borrower, in the form attached hereto as Exhibit VI, with such changes thereto as may be approved by the Lender;

(k) the title opinion of Strain, Dennis & Bates, L.L.P., counsel to the Borrower, confirming that the Security Documents create first priority liens (subject to only Permitted Liens) on a minimum of 90% of the present value of the Mortgaged Properties; provided, however, that the Lender may accept preliminary title opinions at Closing with final title opinions to be delivered no later than 30 days following Closing;

(l) evidence of the insurance required by Section 5.17 hereof;

(m) repayment of any loan previously made by Lender or any other Person to Borrower with respect of the Mortgaged Properties; and

(n) such other agreements, documents, instruments, opinions, certificates, waivers, consents, and evidence as the Lender may reasonably request.

  3.2 Conditions Precedent to Each Advance. The obligations of the Lender to make each Advance are subject to the satisfaction of the following additional conditions precedent:

(a) the Borrower shall have delivered to the Lender a Borrowing Request at least the requisite time prior to the requested date for the relevant Advance; and each statement or certification made in such Borrowing Request shall be true and correct in all material respects on the requested date for such Loan;

(b) no Default or Event of Default shall exist or will occur as a result of the making of the requested Advance;

(c) if reasonably requested by the Lender, the Borrower shall have delivered evidence reasonably satisfactory to the Lender substantiating any of the matters contained in this Agreement which are necessary to enable the Borrower to qualify for such Advance;

(d) the Lender shall have received, reviewed, and approved such additional documents and items as described in Section 3.1 as may be reasonably requested by the Lender with respect to such Advance;

(e)  no Material Adverse Effect shall have occurred;

(f) each of the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects and shall be deemed to be repeated by the Borrower as if made on the requested date for such Advance;

(g) neither the consummation of the transactions contemplated hereby nor the making of such Advance shall contravene, violate, or conflict with any Requirement of Law;

(h) the Lender shall have received the payment of all fees payable by the Borrower hereunder and reimbursement for all reasonable fees and expenses of counsel to the Lender for which the Borrower is responsible pursuant to applicable provisions of this Agreement and for which invoices have been presented as of or prior to the date of the relevant Advance; and

(i) all matters incident to the consummation of the transactions hereby contemplated shall be satisfactory to the Lender.

  3.3 Conditions Precedent to the Term Loan. The obligation of the Lender to make the Term Loan is subject to the satisfaction of the following additional conditions precedent:

(a) the Borrower shall have delivered to the Lender a Borrowing Request at least the requisite time prior to the requested date for the Term Loan, and each statement or certification made in such Borrowing Request shall be true and correct in all material respects on the requested date for the Term Loan;

(b) no Default or Event of Default shall exist or will occur as a result of the making of the Term Loan;

(c) if reasonably requested by the Lender, the Borrower shall have delivered evidence reasonably satisfactory to the Lender substantiating any of the matters contained in this Agreement which are necessary to enable the Borrower to qualify for the Term Loan;

(d) the Lender shall have received, reviewed, and approved such additional documents and items as described in Section 3.1 as may be reasonably requested by the Lender with respect to the Term Loan;

(e)  no Material Adverse Effect shall have occurred;

(f) each of the representations and warranties contained in this Agreement and the other Loan Documents shall be true and correct in all material respects and shall be deemed to be repeated by the Borrower as if made on the requested date for the Term Loan;

(g) neither the consummation of the transactions contemplated hereby nor the making of the Term Loan shall contravene, violate, or conflict with any Requirement of Law;

(h) the Lender shall have received the payment of all fees payable by the Borrower hereunder and reimbursement for all reasonable fees and expenses of counsel to the Lender for which the Borrower is responsible pursuant to applicable provisions of this Agreement and for which invoices have been presented as of or prior to the date of the Term Loan;

(i) all matters incident to the consummation of the transactions hereby contemplated shall be reasonably satisfactory to the Lender; and

(j) the Lender shall have received the third-party engineering report described in Section 5.5, and the information contained in such report shall have been satisfactory to the Lender.

  3.4 Collateral. The Loans and all Obligations shall be secured by the Security Documents. In connection therewith, the Borrower agrees to grant to the Lender, and does hereby grant to the Lender, a first priority continuing security interest in all of the Borrower's interests in the Mortgaged Properties and all personal property directly related thereto including all accounts, chattel paper, deposit accounts, securities accounts, software, commercial tort claims, documents, equipment, fixtures, general intangibles, instruments, inventory, investment property, payment intangibles, and supporting obligations, and all proceeds of the foregoing. The Borrower agrees to take such actions, and execute such documentation, as the Lender may request or require in order to confirm the creation and perfection of the security interests required pursuant to the terms of this Agreement. Upon the indefeasible payment of all the Obligations, the Lender agrees, at the expense of the Borrower, to grant a release of all liens and security interests granted pursuant to the provisions of this Agreement. ARTICLE 4. REPRESENTATIONS AND WARRANTIES

      To induce the Lender to enter into this Agreement and to extend credit to the Borrower, the Borrower represents and warrants to the Lender (which representations and warranties shall survive the delivery of the Notes) that:

  4.1 Existence of Borrower. The Borrower is a limited liability company, duly organized, validly existing and in good standing under the laws of the state of its organization and is authorized to do business and in good standing as a foreign limited liability company in every jurisdiction in which it owns or leases real property or in which the nature of its business requires it to be so qualified, except where the failure to so qualify, individually or in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

  4.2 Due Authorization. The execution and delivery by the Borrower of this Agreement and the borrowings hereunder; the execution and delivery by the Borrower of the Notes and the other Loan Documents; the repayment by the Borrower of the Indebtedness evidenced by the Notes and interest and fees, if any, provided in the Notes and the other Loan Documents are within the power of the Borrower; have been duly authorized by all necessary action; and do not and will not (a) require the consent of any Governmental Authority, (b) contravene or conflict with any Requirement of Law or the Articles of Organization, bylaws, or other organizational or governing documents of the Borrower, (c) contravene or conflict with any indenture, instrument or other agreement to which the Borrower is a party or by which the Property of the Borrower is bound or encumbered, or (d) result in or require the creation or imposition of any Lien upon any of the Properties of the Borrower other than as contemplated in the Loan Documents.

  4.3 Valid and Binding Obligations. This Agreement and the other Loan Documents, when duly executed and delivered, will be legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to any applicable bankruptcy, insolvency or other laws of general application affecting creditors' rights and judicial decisions interpreting any of the foregoing.

  4.4    Scope and Accuracy of Financial  Statements.  The  unaudited  Financial
Statements of the Borrower as of March 31, 2004, and the unaudited pro forma Financial Statements of the Borrower as of December 31, 2004, were based on reasonable assumptions and information available to the Borrower. No event or circumstance has occurred since March 31, 2004, that has resulted or could reasonably be expected to result in a Material Adverse Effect to the Borrower.

  4.5 Liabilities, Litigation and Restrictions. Except for the liabilities shown in the Financial Statements provided to the Lender prior to the Closing Date, the Borrower does not have any liabilities, direct or contingent, which may reasonably be expected to result in a Material Adverse Effect. Except as disclosed on Exhibit V hereto, no litigation or other action of any nature affecting the Borrower is pending before any Governmental Authority or, to the knowledge of the Borrower, threatened against or affecting any of the Borrower, which might reasonably be expected to result in a Material Adverse Effect. To the knowledge of the Borrower, no unusual or unduly burdensome restriction, restraint or hazard that may reasonably be expected to result in a Material Adverse Effect exists by contract, law, governmental regulation or otherwise relative to the business or material Properties of the Borrower other than such as relate generally to Persons engaged in the business activities similar to those conducted by the Borrower.

  4.6 Title to Properties. The Borrower will use the proceeds of the Term Loan to acquire good and marketable title to all of the Mortgaged Properties, free and clear of all Liens other than Permitted Liens. The Security Documents when duly recorded in all appropriate jurisdictions will create first priority liens on the properties described on Exhibit IX (and all after-acquired title related thereto) subject only to Permitted Liens.

  4.7 Compliance with Federal Reserve Regulations. The Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, U or X of the Board of Governors of the Federal Reserve System). No part of the proceeds of any extension of credit under this Agreement will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock. No transaction contemplated by the Loan Documents is in violation of any regulations promulgated by the Board of Governors of the Federal Reserve System, including Regulations G, O, T, U or X.

  4.8 Authorizations and Consents. No authorization, consent, approval, exemption, franchise, permit or license of, or filing with, any Governmental Authority or other Person is required to authorize, or is otherwise required in connection with, the valid execution and delivery by the Borrower of this Agreement and the other Loan Documents or the repayment and performance by the Borrower of the Obligations.

  4.9 Compliance with Laws, Rules, Regulations and Orders. To the knowledge of the Borrower, neither the business nor any of the activities of the Borrower, as presently conducted, violates any Requirement of Law the result of which violation could reasonably be expected to result in a Material Adverse Effect. The Borrower possesses all licenses, approvals, registrations, permits and other authorizations necessary to enable it to carry on its business in all material respects as now conducted; all such licenses, approvals, registrations, permits and other authorizations are in full force and effect; and the Borrower has no reason to believe that it will be unable to obtain the renewal of any such licenses, approvals, registrations, permits and other authorizations.

  4.10 Proper Filing of Tax Returns and Payment of Taxes Due. The Borrower has duly and properly filed all United States income tax returns and all other tax returns which are required to be filed and has paid all taxes due, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been made. The charges and reserves on the books of the Borrower, if any, with respect to taxes and other governmental charges are adequate.

  4.11 ERISA. The Borrower is in compliance in all material respects with the applicable provisions of ERISA. The Borrower does not maintain any Plan. The Borrower has not incurred nor does it expect to incur any material liability to the Pension Benefit Guaranty Corporation or any Plan. The Borrower has no obligation to contribute to, or has at any time contributed to, or had an obligation to contribute to, any Multi-employer Plan.

  4.12 Take-or-Pay; Gas Imbalances. Except as disclosed in writing to the Lender prior to the Closing Date, the Borrower is not obligated in any material respect by virtue of any prepayment made under any contract containing a "take or pay" or "prepayment" provision or under any similar agreement to deliver any material quantity of hydrocarbons produced from or allocated to any of its Oil and Gas Properties at some future date without receiving full payment therefor at the time of delivery. Except as disclosed in writing to the Lender prior to the Closing Date, the Borrower has not produced gas, in any material amount, subject to balancing rights of third parties or subject to balancing duties under governmental requirements, except as to such matters for which the Borrower has established monetary reserves adequate in amount to satisfy such obligations and has segregated such reserves from other accounts or as to which the Borrower would not suffer a Material Adverse Effect because of the exercise of balancing rights or duties.

  4.13    Refunds.   No  orders  of,  proceedings   pending  before,  or  other
requirements of, the Federal Energy Regulatory Commission, the Louisiana Conservation Commission, or any other Governmental Authority exist which could result in the Borrower being required to refund any material portion of the proceeds received or to be received from the sale of hydrocarbons constituting part of its Oil and Gas Properties.

  4.14 Casualties or Taking of Property. Except as disclosed to the Lender in writing prior to the Closing Date, neither the business of the Borrower nor any Mortgaged Property has been materially and adversely affected as a result of any fire, explosion, earthquake, flood, drought, windstorm, accident, strike or other labor disturbance, embargo, requisition of taking of Property or cancellation of contracts, permits or concessions by any Governmental Authority, riot, activities of armed forces or acts of God.

  4.15 Locations of Business and Offices. The principal place of business and chief executive office of the Borrower is located at the address for the Borrower set forth on the signature pages hereof or at such other location as the Borrower may have, with prior written notice, advised the Lender.

  4.16 Environmental Compliance. Except as has been disclosed to the Lender in writing prior to the Closing Date or which would not reasonably be expected to have a Material Adverse Effect:

(a) no Property of any of the Borrower is currently on, or, to the best knowledge of the Borrower after due inquiry made in accordance with good commercial practices, has ever been on, any federal or state list of Superfund Sites;

(b) except in compliance with all applicable Requirements of Law, no Hazardous Substances have been generated, transported and/or disposed of by the Borrower at a site which was, at the time of such generation, transportation and/or disposal, or has since become, a Superfund Site;

(c) no Release of Hazardous Substances by any of the Borrower or, to the best knowledge of the Borrower after due inquiry made in accordance with good commercial practices, from, affecting or related to any of the Mortgaged Properties has occurred; and

(d) no unresolved, open or pending Environmental Complaint has been received by the Borrower.

  4.17 Investment Company Act Compliance. The Borrower is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

  4.18 Public Utility Holding Company Act Compliance. The Borrower is not a "holding company," or a "subsidiary company" of a "holding company" or an

"affiliate" of either a "holding company" or a "subsidiary company" within the meaning of the Public Utility Holding Company Act of 1935, as amended.

  4.19 No Material Misstatements. No information, exhibit or report prepared by or at the direction or with the supervision of the Borrower and furnished to the Lender in connection with the negotiation and preparation of this Agreement or any Loan Document contains any material misstatements of fact or omits to state a material fact necessary to make the statements contained therein not misleading as of the date made or deemed made.

  4.20   Subsidiaries.  The Borrower has no Subsidiaries.

  4.21 Defaults. The Borrower is not in default now or at the time of any borrowing, nor has any event or circumstance occurred which, but for the passage of time or the giving of notice, or both, would constitute a default, under any loan or credit agreement, indenture, mortgage, deed of trust, security agreement or other instrument or agreement evidencing or pertaining to any Indebtedness of the Borrower or under any other material agreement or instrument to which the Borrower is a party or by which Borrower or its Property is bound, including agreements and instruments relating to the Oil and Gas Properties, the effect of which would be a Material Adverse Effect. No Default or Event of Default exists.

  4.22 Maintenance of Properties. Borrower has maintained its Properties in good and workable condition, ordinary wear and tear excepted, and in compliance in all material respects with all applicable Requirements of Law, except to the extent the failure to do so would not reasonably be expected to have a material adverse effect.

  4.23 Collateral. The Security Documents encumber Borrower's interest in all leases attributable to any activity by Borrower in the fields, prospects or areas described on Exhibit IX attached hereto. ARTICLE 5. AFFIRMATIVE COVENANTS

      So long as any Obligation remains outstanding or unpaid or any Commitment exists, the Borrower shall:

  5.1 Maintenance and Access to Records. Keep adequate records in accordance with its historical accounting practices, of all of its transactions so that at any time, and from time to time, its financial condition may be readily determined and, at the reasonable request of the Lender, make such records available for inspection and permit the Lender to make and take away copies thereof.

  5.2 Quarterly Financial Statements. Deliver to Lender, on or before the 45th day after the end of each calendar quarter of the Borrower, the unaudited Financial Statements of the Borrower, if any, as the end of such period and from the beginning of such fiscal year to the end of such period, as applicable, which unaudited Financial Statements shall be certified by a manager of the Borrower as having been prepared in accordance with historical accounting practices, and as a fair presentation of the condition of the Borrower, if any, subject to changes resulting from normal year end audit adjustments.

  5.3 Annual Financial Statements of Borrower. Deliver to Lender, as soon as available but not later than the 90th day after the close of each fiscal year of the Borrower, a copy of the annual audited Financial Statements of the Borrower, including a balance sheet, income statement, and supporting schedules. The Borrower shall also furnish the Lender within 30 days after filing its federal income tax returns, but not later than November 15 of each calendar year, copies of such returns and supporting schedules as Lender may reasonably request.

  5.4 Compliance Certificate. Concurrently with the furnishing of the Financial Statements submitted pursuant to Section 5.2 and 5.3, provide the Lender a Compliance Certificate.

5.5   Oil and Gas Reserve Reports.

(a) Deliver to the Lender on or before June 15, 2004 (and April 1 of each succeeding year), a third-party engineering report in usual and customary form and substance, certified by any nationally, or regionally, recognized independent consulting petroleum engineers reasonably acceptable to the Lender as fairly and accurately setting forth (i) the proven and producing, shut in, behind pipe and undeveloped oil and gas reserves (separately classified as such) attributable to the Mortgaged Properties as of June 30, 2004 (or April 30 of each succeeding year), (ii) the aggregate present value of the future net income with respect to the Mortgaged Properties, discounted at a stated per annum discount rate of proven and producing reserves, and (iii) projections of the annual rate of production, gross income and net income with respect to such proven and producing reserves.

(b) Deliver to the Lender no later than October 1 of each year during the term of this Agreement, updated engineering reports in form and substance satisfactory to the Lender prepared by or under the supervision of the chief petroleum engineer of the Borrower evaluating the Mortgaged Properties as of October 31 of the year for which such reserve reports are furnished and updating information provided in the reports pursuant to
     Section 5.5(a).

(c) Deliver to the Lender, at Lender's request, monthly production reports and lease expense reports, all for the Oil and Gas Properties and in form and substance reasonably satisfactory to the Lender.

(d) Deliver to the Lender such additional data concerning pricing, quantities of production from the Oil and Gas Properties, purchasers of production, daily drilling and workover reports, any material "take or pay," "prepayment" and gas balancing liabilities of the Borrower, and such other information and engineering and geological data with respect thereto as the Lender may reasonably request. To the extent relevant and practicable, all such information shall set forth the interests of the Borrower in the Oil and Gas Properties and separately designate the Oil and Gas Properties by field.

 5.6 Notices. Deliver to Lender, promptly upon any officer of the Borrower having knowledge of the occurrence of any of the following events or circumstances, a written statement with respect thereto, signed by a manager of the Borrower, or other authorized representative of the Borrower designated from time to time pursuant to written designation by the Borrower delivered to the Lender, advising the Lender of the occurrence of such event or circumstance and the steps, if any, being taken by the Borrower with respect thereto:

(a)  any Default or Event of Default;

(b) any default or event of default under any contractual obligation of the Borrower, or any litigation, investigation or proceeding between the Borrower and any Governmental Authority which, in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

(c) any litigation or proceeding involving any of the Mortgaged Properties and in which the amount involved is $50,000 or more and which is not covered by insurance or in which material injunctive or similar relief is sought;

(d) the receipt by the Borrower of any Environmental Complaint or any formal request from any Governmental Authority or other Person for information (other than requirements for compliance reports) regarding any Release of Hazardous Substances by the Borrower or from, affecting or related to any Property of the Borrower or adjacent to any Property of the Borrower, to the extent any of the same, could reasonably be expected to have a Material Adverse Effect;

(e) any actual, proposed or threatened testing or other investigation by any Governmental Authority or other Person concerning the environmental condition of, or relating to, any Property of the Borrower or adjacent to any Property of the Borrower following any allegation of a violation of any Requirement of Law which could reasonably be expected to have a Material Adverse Effect; (f) any Release of Hazardous Substances by the Borrower or from, affecting or related to any Mortgaged Property which could reasonably be expected to have a Material Adverse Affect;

(g) the violation of any Environmental Law or the revocation, suspension or forfeiture of or failure to renew, any permit, license, registration, approval or authorization which could reasonably be expected to have a Material Adverse Effect;

(h) the institution by the Borrower or any of its Affiliates of any Multi employer Plan or the withdrawal or partial withdrawal by the Borrower or any of its Affiliates from any Multi employer Plan;

(i) the sale or other transfer of any interest in the Mortgaged Properties to any Person other than (a) the sale of oil and gas production, (b) the abandonment of Oil and Gas Properties that in the Borrower's judgment are not, or are no longer, capable of producing hydrocarbons in paying quantities, the farmout (or similar contractual arrangement) of Oil and Gas Properties on terms deemed commercially reasonable between the Borrower and a Non-Affiliate, or (c) the sale of Mortgaged Properties having a value of $100,000 or less in the aggregate; and

(j) any other event or condition which could reasonably be expected to have a Material Adverse Effect.

  5.7 Additional Information. Furnish to the Lender, promptly upon the request of the Lender, such additional financial or other information, including income tax returns, concerning the assets, liabilities, operations and transactions of the Borrower as the Lender may from time to time reasonably request, certified as being true and correct by the entity furnishing the information.

  5.8 Payment of Assessments and Charges. Pay all taxes, assessments, governmental charges, claims for labor, supplies, rent and other obligations which, if unpaid, might become a Lien against any of its Property, except any of the foregoing being contested in good faith and as to which adequate reserves have been established or unless failure to pay would not have a Material Adverse Effect.

  5.9 Compliance with Laws. Comply in all material respects with all Requirements of Law, including (a) the Natural Gas Policy Act of 1978, as amended, (b) Environmental Laws, and (c) all permits, licenses, registrations, approvals and authorizations (i) related to any natural or environmental resource or media located on, above, within, in the vicinity of, related to or affected by any of its Property, (ii) required for the performance or conduct of its operations, including OCS operator status, or (iii) applicable to the use, generation, handling, storage, treatment, transport or disposal of Hazardous Substances; and exercise all commercially reasonable efforts to cause all of its employees, agents, contractors, subcontractors and future lessees (pursuant to appropriate lease provisions), while such Persons are acting within the scope of their relationship with the Borrower to comply with all applicable Requirements of Law as may be necessary or appropriate to enable the Borrower or to so comply.

  5.10 ERISA Information and Compliance. Furnish to each Lender upon request, copies of each annual and other report with respect to each Plan or any trust created thereunder filed with the United States Secretary of Labor or the Pension Benefit Guaranty Corporation; fund all current service pension liabilities as they are incurred under the provisions of all Plans and Multi employer Plans; and comply with all applicable provisions of ERISA.

  5.11 Hazardous Substances Indemnification. INDEMNIFY AND HOLD LENDER AND ALL OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS IN FACT AND AFFILIATES OF LENDER HARMLESS FROM AND AGAINST ANY AND ALL CLAIMS, LOSSES, DAMAGES, LIABILITIES, FINES, PENALTIES, CHARGES, JUDICIAL PROCEEDINGS AND ORDERS, JUDGMENTS, REMEDIAL ACTIONS, REQUIREMENTS AND ENFORCEMENT ACTIONS OF ANY KIND, AND ALL COSTS AND EXPENSES INCURRED IN CONNECTION THEREWITH (INCLUDING ATTORNEYS' FEES AND EXPENSES), ARISING DIRECTLY OR INDIRECTLY, IN WHOLE OR IN PART, FROM THE RELATIONSHIP ARISING OR THE RIGHTS OF LENDER UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, TO THE EXTENT RELATING TO (A) THE PRESENCE OF ANY HAZARDOUS SUBSTANCE ON, UNDER OR FROM THE PROPERTY OF THE BORROWER, WHETHER PRIOR TO OR DURING THE TERM HEREOF, (B) ANY ACTIVITY CARRIED ON OR UNDERTAKEN ON OR OFF THE PROPERTY OF THE BORROWER, WHETHER PRIOR TO OR DURING THE TERM HEREOF, AND WHETHER BY THE BORROWER OR ANY PREDECESSOR IN TITLE OR ANY EMPLOYEES, AGENTS, CONTRACTORS OR SUB CONTRACTORS OF THE BORROWER OR ANY PREDECESSOR IN TITLE, OR ANY THIRD PERSONS AT ANY TIME OCCUPYING OR PRESENT ON SUCH PROPERTIES,

IN CONNECTION WITH THE HANDLING, TREATMENT, REMOVAL, STORAGE, DECONTAMINATION, CLEANUP, TRANSPORTATION OR DISPOSAL OF ANY HAZARDOUS SUBSTANCE AT ANY TIME LOCATED OR PRESENT ON OR UNDER SUCH PROPERTY, (C) ANY RESIDUAL CONTAMINATION ON OR UNDER THE PROPERTY OF THE BORROWER, OR (D) ANY CONTAMINATION OF ANY PROPERTY OR NATURAL RESOURCES ARISING IN CONNECTION WITH OR RESULTING FROM THE GENERATION, USE, HANDLING, STORAGE, TRANSPORTATION OR DISPOSAL OF ANY HAZARDOUS SUBSTANCE BY THE BORROWER OR ANY EMPLOYEE, AGENT, CONTRACTOR OR SUBCONTRACTOR OF THE BORROWER WHILE SUCH PERSONS ARE ACTING WITHIN THE SCOPE OF THEIR RELATIONSHIP WITH THE BORROWER, AS THE CASE MAY BE, IRRESPECTIVE OF WHETHER ANY OF SUCH ACTIVITIES WERE OR WILL BE UNDERTAKEN IN ACCORDANCE WITH REQUIREMENTS OF LAW, INCLUDING ANY OF THE FOREGOING ARISING FROM NEGLIGENCE, WHETHER SOLE OR CONCURRENT, OF ANY LENDER OR THE LENDER OR ANY OF THEIR OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS IN FACT AND AFFILIATES. THE FOREGOING INDEMNITY SHALL SURVIVE SATISFACTION OF ALL OBLIGATIONS AND THE TERMINATION OF THIS AGREEMENT.

  5.12 Further Assurances. Promptly cure any defects, errors, or omissions in the execution and delivery of any of the Loan Documents and all agreements contemplated thereby, and upon notice, promptly execute and deliver to the Lender all such other assurances and instruments as shall, in the reasonable opinion of the Lender, be necessary to fulfill the terms of the Loan Documents.

  5.13 Fees and Expenses of Lender. Upon request by the Lender, promptly reimburse the Lender for all amounts reasonably expended, advanced or incurred by the Lender in connection with the development, preparation and execution of this Agreement, and the other Loan Documents and all amendments, restatements, supplements and modifications hereto and thereto and the consummation of the transactions contemplated hereby and thereby and all amounts reasonably expended, advanced or incurred by the Lender to collect the Notes and enforce the rights of the Lender under this Agreement and the other Loan Documents, which amounts shall be deemed compensatory in nature and liquidated as to amount upon notice to the Borrower by the Lender as applicable and which amounts will include, but not be limited to, (a) attorneys' fees, (b) all court costs, (c) fees of auditors and accountants, (d) investigation expenses, (e) fees and expenses incurred in connection with the participation of the Lender as a member of the creditors' committee in a case commenced under Title 11 of the United States Code or other similar law of the United States, the State of Louisiana or any other jurisdiction, incurred by the Lender in connection with the collection of the Obligations, and (f) any and all search, registration, recording and filing fees and any and all liabilities with respect to stamp, excise and other taxes, together with interest at the LIBOR rate, calculated on the basis of a year of 365 or 366 days, as the case may be, on each such amount from forty-five
(45) days after the date of notification to the Borrower that the same was expended, advanced or incurred by the Lender until the date it is repaid to the

Lender. To the extent permitted under applicable laws, the obligations of the Borrower under this Section shall survive the nonassumption of this Agreement in a case commenced under Title 11 of the United States Code or other similar law of the United States, the State of Louisiana or any other jurisdiction and be binding upon the Borrower and any trustee, receiver or liquidator of the Borrower appointed in any such case.

  5.14 Indemnification of Lender. INDEMNIFY AND HOLD LENDER AND ALL OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS IN FACT AND AFFILIATES OF LENDER (EACH SUCH PERSON AN "INDEMNITEE") HARMLESS FROM ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES AND DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER (INCLUDING REASONABLE ATTORNEYS' FEES AND DISBURSEMENTS) INCURRED BY OR ASSERTED AGAINST ANY INDEMNITEE ARISING OUT OF, IN ANY WAY CONNECTED WITH, OR AS A RESULT OF (A) ANY CLAIM BY A PERSON (WHO IS NOT AN AFFILIATE) ARISING FROM (i) THE EXECUTION OR DELIVERY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR (ii) THE PERFORMANCE BY THE PARTIES TO THE LOAN DOCUMENTS OF THEIR RESPECTIVE OBLIGATIONS THEREUNDER OR THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED THEREBY, OR (B) THE ENFORCEMENT OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS (ALL THE FOREGOING IN THIS SECTION, COLLECTIVELY, THE "INDEMNIFIED LIABILITIES"), INCLUDING INDEMNIFIED LIABILITIES ARISING FROM THE NEGLIGENCE, WHETHER SOLE OR CONCURRENT, OF ANY INDEMNITEE; PROVIDED THAT THE BORROWER SHALL HAVE NO OBLIGATION UNDER THIS SECTION TO ANY INDEMNITEE WITH RESPECT TO INDEMNIFIED LIABILITIES THAT ARE DETERMINED BY A COURT OF COMPETENT JURISDICTION BY FINAL AND NON APPEALABLE JUDGMENT TO HAVE RESULTED FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF SUCH INDEMNITEE OR FROM THE BREACH BY SUCH INDEMNITEE OF ITS OBLIGATIONS UNDER ANY LOAN DOCUMENT. TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, THE OBLIGATIONS OF THE BORROWER UNDER THIS SECTION SHALL SURVIVE THE SATISFACTION OF ALL OBLIGATIONS, THE TERMINATION OF THIS AGREEMENT AND THE NONASSUMPTION OF THIS AGREEMENT IN A CASE COMMENCED UNDER TITLE 11 OF THE UNITED STATES CODE OR OTHER SIMILAR LAW OF THE UNITED STATES, THE STATE OF LOUISIANA OR ANY OTHER JURISDICTION AND BE BINDING UPON THE BORROWER AND ANY TRUSTEE, RECEIVER OR LIQUIDATOR OF THE BORROWER APPOINTED IN ANY SUCH CASE.

  5.15 Maintenance of Existence and Good Standing. Maintain its limited liability company existence and maintain its qualification and good standing in all jurisdictions wherein the Property now owned or hereafter acquired or the business now or hereafter conducted necessitates same, except where the failure to so maintain such qualification and good standing would not have a Material Adverse Effect.

  5.16 Maintenance of Tangible Property. Maintain all of its material tangible Property in good repair and condition and make all necessary replacements thereof and operate such Property in a good and workmanlike manner, except to the extent that the failure to do so would not have a Material Adverse Effect.

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

  5.17 Maintenance of Insurance. Maintain, or cause to be maintained, insurance with respect to the properties and business of the Borrower against such liabilities, casualties, risks and contingencies and in such amounts as Lender may reasonably require with companies reasonably acceptable to Lender, including risk, hazard, general liability, loss of platform, pollution, Oil Spill Financial Responsibility (OSFR) coverage and operator's extra expense coverage, and furnish to the Lender, at the execution of this Agreement and at the request of Lender thereafter, certificates evidencing such insurance. The Lender agrees that if there is a casualty or other loss resulting in insurance proceeds being paid to Lender, the Lender will deliver the insurance proceeds to the Borrower for use in the Borrower's operations if the casualty or other loss does not adversely affect the Borrower's operations.

  5.18 Inspection of Tangible Property. Permit any authorized representative of Lender, at the sole risk of such party and such authorized representatives, to visit and inspect, audit, verify and check any tangible Property of the Borrower, at Borrower's expense.

  5.19 Payment of Notes and Performance of Obligations. Pay the Notes according to the reading, tenor and effect thereof, as modified by this Agreement, and pay and perform all Obligations.

  5.20 Operation of Oil and Gas Properties. Develop, maintain and operate the Mortgaged Properties in a prudent and workmanlike manner in accordance with industry standards to the extent that the same are operated by Borrower, and to the extent that Borrower is not the operator of a Mortgaged Property, the Borrower shall exercise its rights in a commercially reasonable manner to cause the operator thereof to develop, maintain and operate such Mortgaged Property in a prudent workmanlike manner in accordance with industry standards.

5.21 Performance of Designated Contracts. Perform and observe in all material respects all of its obligations under all material agreements and contracts of such Person.

                                   ARTICLE 6.
                         NEGATIVE COVENANTS OF BORROWER

      So long as any Obligation remains outstanding or any Commitment exists, without the prior written consent of the Lender, the Borrower will not:

  6.1 Indebtedness; Contingent Obligations. Create, incur, assume or permit to exist any Indebtedness or Contingent Obligations; provided, however, the foregoing restrictions shall not apply to (i) unsecured accounts payable incurred in the ordinary course of business, which are not unpaid in excess of 90 days beyond invoice date or are being contested in good faith and as to which adequate reserves if required by GAAP have been made, and (ii) accrued expenses reflecting amounts reasonably reserved.

  6.2 Loans or Advances. Make or agree to make or allow to remain outstanding any loans or advances to any Person; provided, however, the foregoing restrictions shall not apply to (a) advances or extensions of credit in the form of accounts receivable incurred in the ordinary course of business and upon terms common in the industry for such accounts receivable, (b) loans, advances or extensions of credit to suppliers or contractors under applicable contracts or agreements in connection with oil and gas development activities of the Borrower, and (c) contributions or loans to partnerships, joint ventures or other entities in response to contributions not made by other participants therein, to the extent necessary in the ordinary course of business or to prevent a Material Adverse Effect.

  6.3 Mortgages or Pledges of Assets. Create, incur, assume or permit to exist, any Lien on any of the Mortgaged Properties; provided, however, the foregoing restriction in this section shall not apply to Permitted Liens.

  6.4 Sales of Properties; Operations. Sell, transfer or otherwise dispose of any of the Mortgaged Properties, or cease operating the Mortgaged Properties, or transfer any of the operations of the Mortgaged Properties to any other Person except for sales, transfers or dispositions as to which Borrower is not required to give Lender notice pursuant to Section 5.6 hereof or sales permitted by the Security Documents.

6.5   Subsidiaries.  Create, establish or acquire any Subsidiary.

  6.6 Changes in Capital Structure. Enter into any transaction of consolidation, merger or amalgamation unless the Borrower is the surviving entity of any such consolidation, merger or amalgamation and no Default or Event of Default exists or will occur as a result thereof; or liquidate, wind up or dissolve or suffer any liquidation or dissolution.

     6.7 Rental or Lease Agreements. Enter into any contract to rent or lease any of the Mortgaged Properties other than in the ordinary course of business.

     6.8 Lines of Business. Expand, on its own or through an Affiliate, into any line of business other than (a) those in which the Borrower is engaged as of the date hereof and (b) other lines of business related to the production of oil, gas and other hydrocarbons; or permit any material change to be made in the character of its business as conducted as of the date hereof.

     6.9 Sale or Discount of Receivables. Except to minimize losses on bona fide debts previously contracted, discount or sell with recourse, or sell for less than the greater of the face or market value thereof, any of its notes receivable or accounts receivable in excess of $25,000 in the aggregate.

     6.10 Dividends and Distributions. Declare, pay or make, whether in cash or other Property, any dividend or distribution on any membership interest in the Borrower; or purchase, redeem or otherwise acquire, directly or indirectly, for value or set apart in any way for redemption, retirement or other acquisition, directly or indirectly, any of its membership interests now or hereafter outstanding; return any capital to its members; or make any distribution (whether by reduction of capital or otherwise) of its assets to its members if such dividend or distribution would, on a pro-forma basis, place Borrower in non-compliance with the terms of this Agreement, including but not limited to, the financial covenants contained in Article 7 of this Agreement.

     6.11 Transactions With Affiliates. Enter into any transaction with an Affiliate that involves the Mortgaged Properties and that is either (i) not in the ordinary course of business or (ii) inconsistent with Borrower's historical practices.

     6.12 Negative Pledges. Except for Liens granted to the Lender pursuant to this Agreement, enter into or permit to exist any Lien on any assets or property of the Borrower (other than Permitted Liens).

                                   ARTICLE 7.
                               FINANCIAL COVENANTS

      So long as any Obligation remains outstanding or any Commitment exists, the Borrower shall comply with the following financial covenants and ratios.

  7.1 Tangible Net Worth. The Borrower shall not permit Tangible Net Worth as of the close of any fiscal quarter to be less than the sum of (i) amount equal to ninety (90%) percent of Tangible Net Worth on Closing Date, plus (ii) an amount equal to 50% of the cumulative consolidated quarterly net income of the Borrower from May 2004 through the end of the Borrower's most recently ended fiscal quarter, but excluding consolidated net income for any quarter in which consolidated net income is not positive, plus (iii) an amount equal to 50% of any advances or capital contributions by Parent to Borrower after Closing Date.

  7.2 Current Ratio. The Borrower shall, at all times, maintain a ratio of Current Assets to Current Liabilities of 1.0 to 1.0.

  7.3 EBITDAX Ratio. The Borrower shall not permit, at any time, its ratio of EBITDAX to interest expenses to be less than 2.5 to 1.0.

  7.4 Funded Senior Debt to EBITDAX Ratio. The Borrower shall not permit, at any time commencing on the first anniversary of achieving production in paying quantities from the Mortgaged Properties, and continuing on a rolling (4) quarters basis thereafter, its ratio of Funded Senior Debt to EBITDAX to exceed
1.0 to 1.0.

                                   ARTICLE 8.
                                EVENTS OF DEFAULT

  8.1 Enumeration of Events of Default. Any of the following events shall be considered an Event of Default as that term is used herein:

(a) Default shall be made by the Borrower in the payment when due of any installment of principal or interest under this Agreement or any Note or any fees or other sums payable hereunder or under any other Loan Document, including any Security Document;

(b) Default shall be made by the Borrower in the due observance or performance of any covenant in Articles 5 or 6 herein or any other material agreement set forth in any of this Agreement or any other Loan Document and such default shall continue for in excess of 30 days after the earlier of notice thereof by the Lender to the Borrower or knowledge thereof by the Borrower;

(c) Any representation or warranty made by any of the Borrower in this Agreement or any other Loan Document proves to have been untrue in any material respect when made or deemed to have been made, or any representation, warranty, statement (including Financial Statements), certificate or data furnished or made by the Borrower to the Lender in connection herewith proves to have been untrue in any material respect as of the date the facts therein set forth were stated or certified unless the subject of the representation can be remedied and is remedied within 30 days;

(d) Default shall be made by any of the Borrower in the payment or performance of any material bond, debenture, note, security (as defined in the Securities Act of 1933, as amended), or other material evidence of Indebtedness, or under any credit agreement, loan agreement, indenture, promissory note, or similar agreement or instrument executed in connection with any of the foregoing, and such default shall remain unremedied for in excess of the period of grace, if any, with respect thereto, and the effect of such default is to cause, or permit the holders of such material Indebtedness or security to cause, the acceleration of the maturity of any such Indebtedness, provided, however, that the same shall not apply with respect to matters which the Borrower is contesting in good faith by appropriate proceedings and has established adequate reserves in accordance with GAAP with respect thereto;

(e) The Borrower shall (i) apply for or consent to the appointment of a receiver, trustee, or liquidator of it or all or a substantial part of its assets, (ii) file a voluntary petition commencing an Insolvency Proceeding,
(iii) make a general assignment for the benefit of creditors, (iv) be unable, or admit in writing its inability, to pay its debts generally as they become due, or (v) file an answer admitting the material allegations of a petition filed against it in any Insolvency Proceeding;

(f) An order, judgment or decree shall be entered against the Borrower by any court of competent jurisdiction or by any other duly authorized authority, on the petition of a creditor or otherwise, granting relief in any Insolvency Proceeding against the Borrower or approving a petition seeking reorganization or an arrangement of its debts or appointing a receiver, trustee, conservator, custodian, or liquidator of it or all or any substantial part of its assets, and such order, judgment, or decree shall not be dismissed or stayed within 30 days;

(g) The Borrower shall have (i) concealed, removed, or permitted to be concealed or removed, any material part of its Property, with intent to hinder, delay, or defraud its creditors or any of them, (ii) made or suffered a transfer of any material portion of its Property which may be fraudulent under any bankruptcy, fraudulent conveyance, or similar law and not otherwise permitted under the provisions of this Agreement, or (iii) made any material transfer of its Property to or for the benefit of a creditor at a time when other creditors similarly situated have not been paid;

(h) The levy against any material portion of the Property of any of the Borrower or any execution, garnishment, attachment, sequestration, or other writ or similar proceeding which is not permanently dismissed or discharged within 60 days;

(i) A final and non-appealable order, judgment, or decree shall be entered against Borrower for money damages and/or Indebtedness due in an amount in excess of $100,000 which excess is not adequately covered by insurance and such order, judgment, or decree shall not be dismissed or stayed within 60 days; or

(j) Lender determines, in its reasonable discretion, that a material adverse change has occurred in the financial condition of Borrower, and after notice of same, the Borrower fails to furnish sufficient additional Collateral to the Lender to protect the Lender's interest in the Loan.

8.2   Rights Upon Default.

(a) Upon the occurrence of any Event of Default specified in Sections 8.1 (e) or
(f), immediately and without notice, (i) all Obligations shall become due and payable, without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity or other notice of any kind, all of which are expressly waived by the Borrower,
(ii) the Commitments shall immediately terminate unless and until the Lender shall reinstate the same in writing, and (iii) Lender is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) held by Lender of the Borrower and any and all other indebtedness at any time owing by Lender to or for the credit or account of the Borrower against any and all Obligations.

(b) Upon the occurrence of any other Event of Default and after the expiration of any cure or notice period, (i) the Lender may declare all Obligations immediately due and payable, without presentment, demand, protest, notice of protest or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity or other notice of any kind, all of which are hereby expressly waived by the Borrower, (ii) the Lender may declare the Commitments terminated, whereupon the Commitments shall immediately terminate unless and until the Lender shall reinstate the same in writing, and (iii) the Lender is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set-off and apply any and all deposits (general or special, time or demand, provisional or final) held by the Lender and any and all other indebtedness at any time owing by the Lender to or for the credit or account of the Borrower against any and all Obligations.

(c) In addition to the foregoing, upon the occurrence of any Event of Default and after the expiration of any cure or notice period, Lender in accordance with the provisions of this Agreement may exercise any or all of their rights and remedies provided by law (including all rights of a secured party under the Uniform Commercial Code) or pursuant to the Loan Documents.

                                   ARTICLE 9.
                                  MISCELLANEOUS

9.1   Assignments; Participations.

(a) The Borrower may not assign any of its rights or obligations under any Loan Document without the prior consent of the Lender.

(b) Lender may not assign all or a portion of its rights and obligations under this Agreement without the Borrower's prior consent. Any permitted consent shall be pursuant to an Assignment Agreement.

(c) The Lender shall send to the Borrower a copy of such executed Assignment Agreement. Promptly following receipt of such executed Assignment Agreement, the Borrower shall execute and deliver new Notes to the assignee and, if applicable, the assignor, in accordance with their respective interests, whereupon the prior Notes of the assignor and, if applicable, the assignee, shall be cancelled and returned to the Borrower.

(d) If consented to by Borrower, Lender may transfer, grant, or assign participations in all or any portion of its interests hereunder to any Person pursuant to this Section 9.1(d), provided that Lender shall remain bound for all purposes of this Agreement. In the case of any such permitted participation, the participant shall not have any rights under any Loan Document, the rights of the participant in respect of such participation to be against the Lender as set forth in the agreement with Lender creating such participation, and all amounts payable by the Borrower hereunder shall be determined as if such Lender had not sold such participation.

(e) The Lender may furnish any information concerning the Borrower in the possession of the Lender from time to time to any permitted assignees and participants and, upon Borrower's prior written consent, to any prospective assignees and participants.

(f) Notwithstanding anything in this Section to the contrary and without any consent of Borrower, Lender may assign and pledge all or any of its Notes or any interest therein to any Federal Reserve Bank or the United States Treasury as collateral security pursuant to Regulation A of the Board of Governors of the Federal Reserve System and any operating circular issued by such Federal Reserve System and/or such Federal Reserve Bank. No such assignment or pledge shall release the Lender from its obligations hereunder.

(g) Notwithstanding any other provisions of this Section, no transfer or assignment of the interests or obligations of Lender or grant of participations therein shall be permitted if such transfer, assignment, or grant would require the Borrower to file a registration statement with the Securities and Exchange Commission or any successor Governmental Authority or qualify the Loans under the "Blue Sky" laws of any state.

9.2 Amendments and Waivers. Neither this Agreement nor any of the other Loan Documents nor any terms hereof or thereof may be amended, supplemented or modified except in writing and executed by Borrower and Lender. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought.

9.3 Survival of Representations, Warranties and Covenants. All representations and warranties of the Borrower and all covenants and agreements herein made shall survive the execution and delivery of the Notes and this Agreement and shall remain in force and effect so long as any Obligation remains outstanding or any Commitment exists.

9.4 Notices and Other Communications. Except as to oral notices expressly authorized herein, which oral notices shall be confirmed in writing, all notices, requests, and communications hereunder shall be in writing (including by telecopy). Unless otherwise expressly provided herein, any such notice, request, demand, or other communication shall be deemed to have been duly given or made when delivered by hand, or, in the case of delivery by mail, two Business Days after deposited in the mail, certified mail, return receipt requested, postage prepaid, or, in the case of telecopy notice, when receipt thereof is acknowledged orally or by written confirmation report, addressed to each party at the "Address for Notices" specified below its name on the signature pages hereof or at such other address as shall be designated by such party in a properly given notice; provided, that notice, request or communication to or upon the Lender pursuant to Section 2.1 shall not be effective until actually received.

 9.5 Parties in Interest. All covenants and agreements herein contained by or on behalf of the Borrower and the Lender shall be binding upon and inure to the benefit of the Borrower or the Lender, as the case may be, and their respective legal representatives, successors and assigns.

9.6 No Waiver; Rights Cumulative. No course of dealing on the part of Lender or the officers or employees of the Lender, nor any failure or delay by the Lender with respect to exercising any of their rights, powers or privileges under this Agreement or any other Loan Document shall operate as a waiver thereof. The rights and remedies of the Lender under this Agreement and the other Loan Documents shall be cumulative, and the exercise or partial exercise of any such right or remedy shall not preclude the exercise of any other right or remedy. No making of a Loan shall constitute a waiver of any of the covenants or warranties of the Borrower contained herein or of any of the conditions to the obligation of the Lender to make other Loans. In the event the Borrower is unable to satisfy any such covenant, warranty or condition, no such Loan shall have the effect of precluding the Lender from thereafter declaring such inability to be an Event of Default as hereinabove provided.

9.7 Survival. In the event any one or more of the provisions contained in this Agreement or any other Loan Document shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof or of any other Loan Document.

9.8 Rights of Third Parties. All provisions herein are imposed solely and exclusively for the benefit of the Lender, the Borrower, and no other Person shall have standing to require satisfaction of such provisions in accordance with their terms or be entitled to assume that the Lender will refuse to make Loans in the absence of strict compliance with any or all of such provisions; and any or all of such provisions may, subject to the provisions of Section 9.2 as to the rights of the Lender, be freely waived in whole or in part by the Lender at any time if in its sole discretion it deems it advisable to do so.

9.9 Controlling Agreement. In the event of a conflict between the provisions of this Agreement and those of any other Loan Document, the provisions of this Agreement shall control.

9.10 Integration. THIS AGREEMENT CONSTITUTES THE ENTIRE AGREEMENT AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT HEREOF. THIS AGREEMENT SUPERSEDES ANY

PRIOR AGREEMENT AMONG THE PARTIES HERETO, WHETHER WRITTEN OR ORAL, RELATING TO THE SUBJECT HEREOF. THIS AGREEMENT AND THE OTHER WRITTEN LOAN DOCUMENTS REPRESENT, COLLECTIVELY, THE FINAL AGREEMENT AMONG THE PARTIES THERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF SUCH PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

9.11 Jurisdiction and Venue. ALL ACTIONS OR PROCEEDINGS WITH RESPECT TO, ARISING DIRECTLY OR INDIRECTLY IN CONNECTION WITH, OUT OF, RELATED TO, OR FROM THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT MAY BE LITIGATED, IN COURTS HAVING SITUS IN ORLEANS PARISH, LOUISIANA. THE BORROWER HEREBY SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE, OR FEDERAL COURT LOCATED IN ORLEANS PARISH, LOUISIANA, AND HEREBY WAIVES ANY RIGHTS IT MAY HAVE TO TRANSFER OR CHANGE THE JURISDICTION OR VENUE OF ANY LITIGATION BROUGHT AGAINST IT BY THE LENDER IN ACCORDANCE WITH THIS SECTION.

9.12 Waiver of Rights to Jury Trial. THE BORROWER AND THE LENDER HEREBY KNOWINGLY, VOLUNTARILY, INTENTIONALLY, IRREVOCABLY, AND UNCONDITIONALLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING, COUNTERCLAIM, OR OTHER LITIGATION THAT RELATES TO OR ARISES OUT OF ANY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE ACTS OR OMISSIONS OF THE LENDER IN THE ENFORCEMENT OF ANY OF THE TERMS OR PROVISIONS OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHERWISE WITH RESPECT THERETO. THE PROVISIONS OF THIS SECTION ARE A MATERIAL INDUCEMENT FOR THE LENDER ENTERING INTO THIS AGREEMENT.

9.13 Governing Law. THIS AGREEMENT AND THE NOTES SHALL BE DEEMED TO BE CONTRACTS MADE UNDER AND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF LOUISIANA WITHOUT GIVING EFFECT TO PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW.

9.14 Counterparts. For the convenience of the parties, this Agreement may be executed in multiple counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which together shall constitute one and the same agreement.

9.15 No Joint Venture. Nothing in this Agreement shall be construed to create a joint venture, partnership or other collaboration between and among the parties hereto.









                            [SIGNATURE PAGES FOLLOW]

      IN WITNESS WHEREOF, this Agreement is executed effective as of the date first above written.

                                          BORROWER

                                          PetroReal of Louisiana, L.L.C.,


                                          By: /s/ Frank A. Jacobs
                                             ---------------------------
                                          Name: Frank A. Jacobs
                                          Title: Manager

                                          Address for Notices:

                                          400 Poydras Street, Suite 1100
                                          New Orleans, Louisiana  70130
                                          Attn: Brian Alexander

                                          with copies to:

                                          M. Brian Alexander
                                          3925 Black Jack Oak Lane
                                          Plano, Texas  75074

                                          and

                                          William H. Langenstein, III, Esq.
                                          McCloskey & Langenstein, L.L.P.
                                          1250 Poydras Street, Suite 400
                                          New Orleans, Louisiana  70113-1812


                                          WHITNEY NATIONAL BANK, as Lender

                                          By: /s/ Trudy W. Nelson
                                              ---------------------------

                                          Name: Trudy W. Nelson
                                          Title: Vice President


                                          Address for Notices:
                                          228 St. Charles Avenue
                                          New Orleans, Louisiana  70130
                                          Attn:  Trudy W. Nelson

                                   EXHIBIT IA

                             FORM OF PROMISSORY NOTE

$1,000,000.00.....                                      New Orleans, Louisiana
                                                        Date:   May  6, 2004


      FOR VALUE RECEIVED and without grace, the undersigned ("Maker") promises to pay to the order of WHITNEY NATIONAL BANK ("Payee"), at its main office, in New Orleans, Louisiana, the sum of ONE MILLION AND NO/100 DOLLARS ($1,000,000.00), or so much thereof as may be advanced against this Note pursuant to the Credit Agreement dated as of May 6, 2004, by and between Maker and Whitney National Bank (as amended, restated or supplemented from time to time, the "Credit Agreement"), together with interest at the rates and calculated as provided in the Credit Agreement. The indebtedness evidenced by this Note, both principal and interest, is payable as provided in the Credit Agreement.

      Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the Lender to accelerate the maturity of all amounts due hereon. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

      This Note is the Line of Credit Note as defined in the Credit Agreement. This note matures on May 31, 2006.

      The provisions of this Note may not be waived or modified except in writing, signed by Payee. No failure or delay of Payee in exercising its rights shall be construed as a waiver. If any provision of this Note shall be held to be legally invalid or unenforceable by any court of competent jurisdiction, all remaining provisions of this Note shall remain in full force and effect.

      THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF LOUISIANA (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

                                          PetroReal of Louisiana, L.L.C.,


                                          By:
                                               ---------------------------------
                                          Name:
                                               -------------------------
                                          Title:
                                                ------------------------------

                                   EXHIBIT IB

                             FORM OF PROMISSORY NOTE

$975,000.00                                            New Orleans, Louisiana
                                                       Date: May 6, 2004


      FOR VALUE RECEIVED and without grace, the undersigned ("Maker") promises to pay to the order of WHITNEY NATIONAL BANK ("Payee"), at its main office, in New Orleans, Louisiana, the sum of NINE HUNDRED SEVENTY-FIVE THOUSAND AND NO/100 DOLLARS ($975,000.00), together with interest at the rates and calculated as provided in the Credit Agreement (as defined below). The indebtedness evidenced by this Note, including both principal and interest, is payable as provided in the Credit Agreement dated as of May 6, 2004, by and between Maker and Whitney National Bank (as amended, restated or supplemented from time to time, the "Credit Agreement").

      Reference is hereby made to the Credit Agreement for matters governed thereby, including, without limitation, certain events which will entitle the Lender to accelerate the maturity of all amounts due hereon. Capitalized terms used but not defined in this Note shall have the meanings assigned to such terms in the Credit Agreement.

      This Note is the Term Note as defined in the Credit Agreement. This note matures on May 31, 2006.

      The provisions of this Note may not be waived or modified except in writing, signed by Payee. No failure or delay of Payee in exercising its rights shall be construed as a waiver. If any provision of this Note shall be held to be legally invalid or unenforceable by any court of competent jurisdiction, all remaining provisions of this Note shall remain in full force and effect.

      THIS NOTE SHALL BE GOVERNED AND CONTROLLED BY THE LAWS OF THE STATE OF LOUISIANA (WITHOUT GIVING EFFECT TO THE PRINCIPLES THEREOF RELATING TO CONFLICTS OF LAW).

                                          PetroReal of Louisiana, L.L.C.,

                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------
                                          Title:
                                                ------------------------------

                                   EXHIBIT II

                        FORM OF ASSIGNMENT AND ACCEPTANCE


                                   ASSIGNMENT

      Reference is made to the Credit Agreement, dated as of May 6, 2004 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), between PetroReal of Louisiana, L.L.C., a Louisiana limited liability company ("Borrower"), and Whitney National Bank ("Lender"). Capitalized terms used herein but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

      1. _________________ (the "Assignor") sells and assigns, without recourse, to _______________________ (the "Assignee"), and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth below, the interests set forth below (the "Assigned Interest") in the Assignor's rights and obligations under the Credit Agreement, including, without limitation, the percentages and amounts set forth on the reverse hereof of (a) the Commitments of the Assignor on the Effective Date and (b) the Loans and Obligations owing to the Assignor that are outstanding on the Effective Date. The Assignee hereby acknowledges receipt of a copy of the Credit Agreement. From and after the Effective Date (a) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment, have the rights and obligations of the Lender thereunder and under the Loan Documents and (b) the Assignor shall, to the extent of the interests assigned by this Assignment, relinquish its rights and be released from its obligations under the Credit Agreement (and in the event that this Assignment covers all or the remaining portion of the Assignor's rights and obligations under the Credit Agreement, the Assignor shall cease to be a party thereto but shall continue to be entitled to the benefits of Sections 2.18, 5.11, 5.14, and 9.8 thereof, as well as to any fees accrued for its account and not yet paid).

      2. This Agreement and Acceptance shall be governed by, and construed in accordance with, the laws of the State of Louisiana.

      Date of Assignment:

      Legal Name of Assignee:

      Legal Name of Assignor:

      Assignee's Address for Notices:

      Effective Date of Assignment (may not be fewer than five Business Days after the Date of Assignment):

Commitment                                      Principal Amount Assigned

      Loans:

      Loan Commitments:

      The terms set forth above are agreed to:

                                          [                       ]
                                           -----------------------
                                           as Assignor,

                                          By:
                                               -------------------------------
                                          Name:
                                               -------------------------
                                          Title:
                                                ------------------------------

                                          [                       ]
                                           -----------------------
                                           as Assignee,

                                          By:
                                             ---------------------------------
                                          Name:
                                               -------------------------
                                          Title:
                                                ------------------------------

                                   EXHIBIT III

                            FORM OF BORROWING REQUEST

                                     [Date]

Whitney National Bank
228 St. Charles Avenue
New Orleans, Louisiana  70130

      Re: Credit Agreement dated as of May 6, 2004, between PetroReal of Louisiana, L.L.C. and Whitney National Bank (as amended, restated or supplemented from time to time, the "Credit Agreement").

Ladies and Gentlemen:

      The undersigned, being the duly authorized manager of PetroReal of Louisiana, L.L.C., hereby makes the requests indicated below:

      1.    Advances

            (a) Aggregate amount of new Advances to be $ :

            (b) Requested funding date is , 200__.

            (c) Applicable Period for LIBOR:

      The undersigned certifies that [s]he is the [Manager] of PetroReal of Louisiana, L.L.C., and that as such [s]he is authorized to execute this certificate on behalf of the Borrower. The undersigned further certifies, represents and warrants on behalf of the Borrower that (a) the Borrower is entitled to receive the requested borrowing, continuation or conversion under the terms and conditions of the Credit Agreement, (b) no Default or Event of Default exists as of the date hereof or will occur as a result of the requested borrowing, continuation or conversion, (c) the representations and warranties contained in the Loan Documents are true and correct, and (d) the information set forth below is true and correct:

            (i)   The Loan Balance as of the date hereof is $___________; and

            (ii) The sum of the Loan Balance and the amount of any new Loan requested herein is $________________.

      Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.

                                    Very truly yours,

                                   EXHIBIT IV

                         FORM OF COMPLIANCE CERTIFICATE

                                     [Date]

Whitney National Bank
228 St. Charles Avenue
New Orleans, Louisiana  70130

      Re: Credit Agreement dated as of May 6, 2004, between PetroReal of Louisiana, L.L.C. and Whitney National Bank (as amended, restated or supplemented from time to time, the "Credit Agreement")

Ladies and Gentlemen:

      Pursuant to applicable requirements of the Credit Agreement, the undersigned, as the duly authorized manager of PetroReal of Louisiana, L.L.C., hereby certifies to you, as Lender, the following information as true and correct as of the date hereof or for the period indicated, as the case may be, to wit:

      1. A review of the activities of the Borrower has been made under the supervision of the undersigned with a view to determining whether the Borrower has fulfilled all of its obligations under the Credit Agreement and the other Loan Documents.

      [2. To the best knowledge of the undersigned, no Default or Event of Default exists or has occurred since the date of our previous certification, if any, to you.]

      [2. To the best knowledge of the undersigned, the following Defaults or Events of Default exist or have occurred since the date of our previous certification, if any, to you, and the actions set forth below are being taken to remedy such circumstances:]

      3. To the best knowledge of undersigned, no Material Adverse Effect has occurred since the date of the Financial Statements dated as of _______________.

      4. The Tangible Net Worth as of the close of the fiscal quarter ended ____________, 200__ is (or is not) less than the sum of (i) an amount equal to ninety (90%) percent of Tangible Net Worth on Closing Date (or $_________), plus
(ii) an amount equal to 50% of the cumulative consolidated quarterly net income of the Borrower from May 2004 through the end of the Borrower's most recently ended fiscal quarter, but excluding consolidated net income for any quarter in which consolidated net income is not positive, plus (iii) an amount equal to 50% of any advances or capital contributions by Parent to Borrower after Closing Date.

      5. The Borrower has (or has not) maintained a ratio of Current Assets ($_________) to Current Liabilities ($__________) of 1.0 to 1.0.

      6. The ratio of the Borrower's EBITDAX ($__________) to interest expenses ($__________) is (or is not) less than 2.5 to 1.0.

      [7. The Borrower's ratio of Funded Senior Debt ($__________) to EBITDAX ($__________) did (or did not) exceed 1.0 to 1.0.] *

      Each capitalized term used but not defined herein shall have the meaning assigned to such term in the Credit Agreement.

                                    Very truly yours,







* See Section 7.4 of the Credit Agreement for effective date of this covenant.

                                    EXHIBIT V

                                   DISCLOSURES

None.

                                   EXHIBIT VI

                       FORM OF BORROWER'S COUNSEL OPINION


      1. The Borrower is a limited liability company duly organized, validly existing and in good standing under the laws of Louisiana.

      2. The Borrower has all corporate power and authority to own the properties and assets it purports to own and to perform all of its obligations under the Credit Agreement.

      3. The Loan Documents have been duly executed and delivered by the Borrower and constitute the valid, legal and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and except that we render no opinion with respect to the effect or availability of rules of law governing specific performance, injunctive relief or other equitable remedies (regardless of whether any such remedy is considered in a proceeding at law or in equity).

      4. The execution, delivery and performance of and compliance by the Borrower with the Loan Documents does not breach or violate: (a) any provision of any constituent documents, or (b) to the best of our knowledge, any law, regulation, rule or administrative regulation normally applicable to the transactions of the type contemplated by the Loan Agreement and applicable to the Borrower or any judgment, decree, injunction or order applicable to the Borrower.

      5. Except as set forth in the Credit Agreement, no consent, approval, authorization of or designation, declaration or filing with any governmental authority is required in connection with the valid execution, delivery and performance by Borrower of the Loan Documents.

                                   EXHIBIT VII


                                   [RESERVED]

                                  EXHIBIT VIII


            FORM OF APPLICATION AND AGREEMENT FOR LETTER OF CREDIT

                                   EXHIBIT IX

                            DESCRIPTION OF COLLATERAL

                                    EXHIBIT X


       FORM OF MORTGAGE, ASSIGNMENT OF PRODUCTION, SECURITY AGREEMENT,
                     FIXTURE FILING AND FINANCING STATEMENT
                                      FROM
                         PETROREAL OF LOUISIANA, L.L.C.
                                       TO
                              WHITNEY NATIONAL BANK
                         (Taxpayer I.D. No. 72-0352101)

                               Dated: May 6 , 2004

A CARBON, PHOTOGRAPHIC, FACSIMILE, OR OTHER REPRODUCTION OF THIS INSTRUMENT IS SUFFICIENT AS A FINANCING STATEMENT.

THIS INSTRUMENT CONTAINS AFTER-ACQUIRED PROPERTY PROVISIONS, SECURES PAYMENT OF FUTURE ADVANCES, AND COVERS PROCEEDS OF COLLATERAL.

THIS INSTRUMENT COVERS MINERALS AND OTHER SUBSTANCES OF VALUE WHICH MAY BE EXTRACTED FROM THE EARTH (INCLUDING WITHOUT LIMITATION OIL AND GAS), AND THE ACCOUNTS RELATED THERETO, WHICH WILL BE FINANCED AT THE WELLHEADS OR MINEHEADS OF THE WELLS OR MINES LOCATED ON THE PROPERTIES DESCRIBED IN SECTION 1.1 OF THIS INSTRUMENT. THIS INSTRUMENT COVERS GOODS WHICH ARE OR ARE TO BECOME FIXTURES ON THE REAL PROPERTY DESCRIBED HEREIN. THIS INSTRUMENT IS TO BE FILED FOR RECORD, AMONG OTHER PLACES, IN THE REAL ESTATE OR COMPARABLE RECORDS OF THE COUNTIES REFERENCED IN EXHIBIT A HERETO AND SUCH FILING SHALL SERVE, AMONG OTHER PURPOSES, AS A FIXTURE FILING.

THIS INSTRUMENT SECURES AN OBLIGATION THAT MAY INCREASE OR DECREASE FROM TIME TO TIME.


WHEN RECORDED OR FILED RETURN TO:             THIS DOCUMENT PREPARED BY:

Correro Fishman Haygood Phelps                Sterling Scott Willis
Walmsley & Casteix, L.L.P.                    Correro Fishman Haygood Phelps
201 St. Charles Ave., Suite 4600              Walmsley & Casteix, L.L.P.
New Orleans, LA  70170                        201 St. Charles Ave., Suite 4600
Attention: Sterling Scott Willis              New Orleans, LA  70170

                    MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT,
                             AND FINANCING STATEMENT
                                      FROM
                         PETROREAL OF LOUISIANA, L.L.C.

                                   IN FAVOR OF

                              WHITNEY NATIONAL BANK
                         (Taxpayer I.D. No. 72-0352101)

      BE IT KNOWN, that on this 6th day of May , 2004, before the undersigned notaries public, duly commissioned and qualified and in the presence of the undersigned competent witnesses, came and appeared the Mortgagor (as hereinafter defined) and the Lender (as hereinafter defined) who enter into this MORTGAGE, ASSIGNMENT, SECURITY AGREEMENT, AND FINANCING STATEMENT (this "Mortgage") on the following terms and conditions.

                                    ARTICLE 1
                     Granting Clauses: Secured Indebtedness

      1.1 Grant and Mortgage. This instrument is executed in connection with, and pursuant to the terms of the Credit Agreement (the "Credit Agreement") dated May 6, 2004 between Mortgagor, and Whitney National Bank, a national banking association (the "Lender"). Petroreal of Louisiana, L.L.C., a Louisiana limited liability company, whose principal place of business and mailing address is 400 Poydras Street, Suite 1100, New Orleans, Louisiana 70130 (herein called "Mortgagor"), for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in order to secure the payment of the secured indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements, warranties and undertakings of Mortgagor hereinafter described, does hereby MORTGAGE, ASSIGN, WARRANTY, PLEDGE and HYPOTHECATE to WHITNEY NATIONAL BANK, as Lender and grant to Lender a continuing security interest in (pursuant to this Mortgage and applicable law) with respect to, all of the following described rights, interests and properties:

            (a) The oil, gas and/or other mineral properties, mineral servitudes, and/or mineral rights which are described in Exhibit A attached hereto and made a part hereto;

            (b) The interest of the Mortgagor in the oil, gas and/or mineral leases (and other properties, if any) described in Exhibit A hereto;

            (c) Without limitation of the foregoing, all other right, title and interest of Mortgagor of whatever kind of character (including, without limitation, interests in oil, gas and/or mineral leases, fee mineral and/or royalty interests, and other interests) in and to the lands which are described or referred to in Exhibit A hereto as a part of the descriptions (contained in such Exhibit A) of oil, gas and/or other mineral leases (and/or other properties) and/or mineral servitudes and/or mineral rights, or which are otherwise described in any of the leases or other instruments described in Exhibit A hereto, even though the Mortgagor's interest therein may be incorrectly described in, or omitted from, Exhibit A hereto;

            (d) All of Mortgagor's interest (whether now owned or thereafter acquired by operation of law or otherwise) in and to all presently existing and hereafter created oil, gas and/or mineral unitization, pooling and/or communitization agreements, declarations and/or orders, and in and to the properties, rights and interests covered and the units created thereby (including, without limitation, units formed under orders, rules, regulations or other official acts of any federal, state or other authority having jurisdiction), which cover, affect or otherwise relate to the properties, rights and interests described in clause a or b above;

            (e) All of Mortgagor's interest in and rights under (whether now owned or hereafter acquired by operation of law or otherwise) all presently existing and hereafter created operating agreements, equipment leases, production sales, purchase, exchange and/or processing agreements, gas balancing agreements, transportation agreements, farmout and/or farm-in agreements, salt water disposal agreements, area of mutual interest agreements, and other contracts and/or agreements which cover, affect, or otherwise relate to the properties, rights and interests described in clause a, b, c or d above or to the operation of such properties, rights and interests or to the treating, handling, storing, processing, transporting or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, rights and interests (including, but not limited to, any contracts listed in Exhibit A hereto), as same may be amended or supplemented from time to time; and

            (f) All of Mortgagor's interest (whether now owned or hereafter acquired by operation of law or otherwise) in and to all improvements, fixtures, other constructions, component parts, movable or immovable property and other property (including, without limitation, all wells, pumping units, wellhead equipment, tanks, pipelines, flow lines, gathering lines, compressors, dehydration units, separators, meters, buildings, injection facilities, sale water disposal facilities, and power, telephone and telegraph lines), and all easements, servitudes, rights-of-way, surface leases, licenses, permits and other surface rights, which are now or hereafter used, or held for use, in connection with the properties, rights and interests, or in connection with the treating, handling, storing, processing, transporting, or marketing of oil, gas, other hydrocarbons, or other minerals produced from (or allocated to) such properties, rights and interests; and

            (g) All rights, estates, powers and privileges appurtenant to the foregoing rights, interests and properties; and

            (h) All proceeds and products of all of the foregoing;

      all upon the terms, provisions and conditions herein set forth (the foregoing properties being herein sometimes collectively called the "Mortgaged Properties").

      1.2 Mortgage of Security Interest. In order to further secure the payment of the secured indebtedness hereinafter referred to and the performance of the obligations, covenants, agreements, warranties, and undertakings of Mortgagor hereinafter described, Mortgagor hereby grants to Lender a continuing security interest in the entire interest of Mortgagor (whether now owned or hereafter acquired by operation of law or otherwise) in and to:

            (a) all oil, gas, other hydrocarbons, and other minerals produced from or allocated to the Mortgaged Properties, and any products processed or obtained therefrom (herein collectively called the "Production"), together with all proceeds of Production (regardless of whether Production to which such proceeds relate occurred on or before or after the date hereof), and together with all liens and security interests securing payment of the proceeds of the Production, including, but not limited to, those liens and security interests provided for under (i) statutes enacted in the jurisdictions in which the Mortgaged Properties are located, or
      (ii) statutes made applicable to the Mortgaged Properties under federal law (or some combination of federal and state law);

            (b) without limitation of any other provisions of this Section 1.2, all payments received in lieu of production from the Mortgaged Properties (regardless of whether such payments accrued, and/or the events which gave rise to such payments occurred, on or before or after the date hereof), including, without limitation, "take or pay" payments and similar payments, payments received in settlement of or pursuant to a judgment rendered with respect to take or pay or similar obligations or other obligations under a production sales contract, payments received in buyout or buydown or other settlement of a production sales contract, and payments received under a gas balancing or similar agreement as a result of (or received otherwise in settlement of or pursuant to judgment rendered with respect to) rights held by Mortgagor as a result of Mortgagor (and/or its predecessors in title) taking or having taken less gas from lands covered by a Mortgaged Property (or lands pooled or unitized therewith) than their ownership of such Mortgaged Property would entitle them to receive (the payments described in this subsection (b) being herein called "Payments in Lieu of Production");

            (c) all equipment, inventory, improvements, fixtures, accessions, goods and other personal property or movable property of whatever nature now or hereafter located on or used or held for use in connection with the Mortgaged Properties (or in connection with the operation thereof or the treating, handling, storing, processing, transporting, or marketing of Production, or other oil, gas, other hydrocarbons or other minerals), and all licenses and permits of whatever nature now or hereafter used or held for use in connection with the Mortgaged Properties (or in connection with the operation thereof or the treating, handling, storing, processing, transporting, or marketing of Production, or other oil, gas other hydrocarbons or other minerals), and all renewals or replacements of the foregoing or substitutions of the foregoing;

            (d) all contract rights, choses in action (i.e., rights to enforce contracts or to bring claims thereunder) and other general intangibles (regardless for whether the same arose, and/or the events which gave rise to the same occurred, on or before or after the date hereof) related to the Mortgaged Properties, the operation thereof (whether Mortgagor is operator or non-operator), or the treating, handling, storing, processing, transporting, or marketing of Production of other oil, gas, other hydrocarbons or other minerals (including, without limitation, any of the same relating to payment of proceeds of Production or to payment of amounts which could constitute Payments in Lieu of Production);

            (e) any rights and interests of Mortgagor under any present or future hedge or swap agreements, cap, floor, collar, exchange, forward or other hedge or protection agreements or transactions relating to crude oil, natural gas or other hydrocarbons, or any option with respect to any such agreement or transaction now existing or hereafter entered into by or on behalf of Mortgagor;

            (f) all geological, geophysical, engineering, accounting, title, legal, and other technical or business data concerning the Mortgaged Properties, the Production or any other item of Property (as hereinafter defined) which are now or hereafter in the possession of Mortgagor or in which Mortgagor can otherwise grant a security interest, and all books, files, records, magnetic media, and other forms of recording or obtaining access to such data;

            (g) all money, documents, deposit accounts, instruments, chattel paper, securities, accounts or general intangibles arising from or by virtue of any transaction (regardless of whether such transaction occurred on or before or after the date hereof) related to the Mortgaged Properties, the Production or any other item of Property (all of the properties, rights and interests described in subsections (a), (b), (c),
      (d), (e) and (f) above and this subsection (g) being herein sometimes collectively called the "Collateral"); and

            (h) all proceeds of the Collateral, whether such proceeds or payments are goods, money, documents, deposit accounts, instruments, chattel paper, securities, accounts, general intangibles, fixtures, real/immovable property, personal/movable property or other assets (the Mortgaged Properties, the Collateral and the proceeds of the Collateral being herein sometimes collectively called the "Property").

      1.3 Note, Loan Documents, Other Obligations. This Mortgage is made to secure and enforce the payment and performance of the following promissory notes, obligations, indebtedness and liabilities:

            (a) All Obligations (as that term is defined in the Credit Agreement), including all indebtedness evidenced by the Note (as that term is defined in the Credit Agreement);

            (b) All fundings by Lender under Letters of Credit issued to or for the benefit of Mortgagor;

            (c) All other indebtedness, obligations and liabilities of Mortgagor arising out of the Credit Agreement related to Reimbursement Obligations for any Letters of Credit (as those terms are defined in the Credit Agreement) or any other Loan Document (as defined below);

            (d) All future advances or other value, of whatever class or for whatever purpose, at any time hereafter made or given by Lender to Mortgagor in connection with the Credit Agreement or any other Loan Document, whether or not the advances are given pursuant to a commitment, whether or not the advances are presently contemplated by the parties hereto, and whether or not Mortgagor is indebted to the Lender at the time of such events;

            (e) All other indebtedness and obligations owed to Lender now or hereafter incurred or arising pursuant to or permitted by the provisions of the Notes, this Mortgage or any other instrument now or hereafter evidencing, governing, guaranteeing or securing the "secured indebtedness" (as hereinafter defined) or any part thereof or otherwise executed in connection with any advance or loan evidenced or governed by the Notes or Applications and Agreements for Letters of Credit (the Note, the Credit Agreement, any Applications and Agreements for Letters of Credit, this Mortgage and such other instruments being herein sometimes collectively called the "Loan Documents"); and

            (f) Without limiting the generality of the foregoing, all post-petition interest, expenses, and other duties and liabilities with respect to indebtedness or other obligations described above in this
      Section 1.3, which would be owed but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization, or similar proceeding.

      1.4 Secured Indebtedness. The indebtedness referred to in Section 1.3, and all renewals, extensions and modifications thereof, and all substitutions therefor, in whole or in part, are herein sometimes referred to as the "secured indebtedness" or the "indebtedness secured hereby". It is contemplated and acknowledged that the secured indebtedness may include revolving credit loans and advances made to Mortgagor from time to time, and that this Mortgage shall have effect, as of the date hereof, to secure all secured indebtedness, regardless of whether any amounts are advanced on the date hereof or on a later date or, whether having been advanced, are later repaid in part or in whole and further advances made at a later date.

      1.5 MAXIMUM SECURED AMOUNT. NOTWITHSTANDING ANY PROVISION HEREOF TO THE CONTRARY, THE INDEBTEDNESS SECURED HEREBY SHALL NOT, AT ANY TIME OR FROM TIME TO TIME, EXCEED AN AGGREGATE MAXIMUM AMOUNT OF $5,000,000.
                                    ARTICLE 2
                  Representations, Warranties and Covenants

      2.1   Mortgagor represents, warrants, and covenants as follows:

            (a) Title and Permitted Encumbrances. Mortgagor has, and Mortgagor covenants to maintain, good and merchantable title to the Mortgaged Properties, free and clear of all liens, security interests, and encumbrances except for (i) the contracts, agreements, burdens, encumbrances and other matters set forth in the preliminary title opinions delivered by Mortgagor to Lender, and other routine operational agreements directly related to the Mortgaged Properties which do not provide for material future commitments, which do not alter the share of revenues which Mortgagor is entitled to receive (or share of expenses that Mortgagor is obligated to bear) with respect to the lands covered thereby and which are of a type normally employed by prudent parties with respect to oil and gas properties, (ii) the liens and security interests evidenced by this Mortgage, (iii) statutory liens for taxes which are not yet delinquent (or which are being contested by Mortgagor in good faith and for which Mortgagor has established adequate reserves, (iv) liens under operating agreements, pooling orders and unitization agreements with respect to obligations which are not yet due (or which are being contested by Mortgagor in good faith and for which Mortgagor has established adequate reserves), (v) mechanics' and materialmen's liens, with respect to obligations which are not yet due (or which are being contested by Mortgagor in good faith and for which Mortgagor has established adequate reserves or has secured adequate indemnification from the effects thereof), (vi) other liens and security interests (if any) in favor of Lender (the matters described in the foregoing clauses being herein called the "Permitted Encumbrances"); Mortgagor will warrant and defend title to the Property, subject as aforesaid, against the claims and demands of all persons claiming or to claim the same or any part thereof.

            (b) Leases and Contracts; Performance of Obligations. The oil, gas and/or mineral leases, contracts, and other agreements forming a part of the Property, to the extent the same cover or otherwise relate to the Property, are in full force and effect, and Mortgagor agrees to so maintain them in full force and effect. All rents, royalties and other payments due and payable under such leases, contracts, and other agreements, or under the Permitted Encumbrances, or otherwise attendant to the ownership or operation of the Property, have been, and will continue to be, properly and timely paid. Mortgagor is not in default with respect to Mortgagor's material obligations (and Mortgagor is not aware of any default by any third party with respect to such third party's obligations) under such leases, contracts, and other agreements, or under the Permitted Encumbrances, or otherwise attendant to the ownership or operation of any part of the Property, where such default could materially adversely affect the ownership or operation of the Property; Mortgagor will fulfill all such material obligations coming due in the future. Mortgagor is not currently accounting (and will not hereafter agree to account) for any royalties, or overriding royalties or other payments out of production, on a basis (other than delivery in kind) other than proceeds received by Mortgagor from sale of production, and there are no situations where a contingent liability to account on another basis may exist.

            (c) Sale of Production. No Mortgaged Property is or will become subject to any contractual or other arrangement (i) whereby payment for production is or can be deferred for a substantial period after the month in which such production is delivered (i.e., in the case of oil, not in excess of 60 days, and in the case of gas, not in excess of 90 days) or
      (ii) whereby payments are made to Mortgagor other than by checks, drafts, wire transfer advises or other similar writings, instruments or communications for the immediate payment of money. Except for production sales contracts, processing agreements or transportation agreements (or other agreements relating to the marketing of Production) entered into in the ordinary course of business and consistent with Mortgagor's past practices (in connection with the Mortgaged Properties to which they relate), no Mortgaged Property is or will become subject to any contractual or other arrangement for the sale, processing or transportation of Production (or otherwise related to the marketing of Production) which cannot be cancelled on 120 days' (or less) notice. Mortgagor is presently receiving a price for all Production from (or attributable to) each Mortgaged Property covered by any applicable production sales contract in accordance with the terms of such contract, and, to the best of Mortgagor's knowledge, is not having deliveries of Production from such Mortgaged Property curtailed substantially below such property's delivery capacity. Neither Mortgagor, nor any of its predecessors in title, has received prepayments (including, but not limited to, payments for gas not taken pursuant to "take or pay" or other similar arrangements) for any oil, gas or other hydrocarbons produced or to be produced from the Mortgaged Properties after the date hereof as to which there are recoupment rights outstanding, and Mortgagor hereby covenants not to enter into any such advance or prepayment arrangements whereby it accepts consideration for oil, gas or other hydrocarbons not yet produced. No Mortgaged Property is or will become subject to any "take or pay" or other similar arrangement (i) which can be satisfied in whole or in part by the production or transportation of gas from other properties or (ii) as a result of which Production from the Mortgaged Properties may be required to be delivered to one or more third parties without payment (or without full payment) therefore as a result of payments made, or other actions taken, with respect to other properties. Except for immaterial overproduction that occurs in the course of routine operations where no party is affirmatively taking more than its share of gas, there is no Mortgaged Property with respect to which Mortgagor, or (to the best of Mortgagor's knowledge) its predecessors in title, has, prior to the date hereof, taken more ("overproduced"), or less ("underproduced"), gas from the lands covered thereby (or pooled or unitized therewith) than its ownership interest in such Mortgaged Property would entitle it to take. Mortgagor will not (except for immaterial over-production that occurs in the course of routine operations where no party is affirmatively taking more than its share of gas) become "overproduced" (as above defined) with respect to any well on the Mortgaged Properties (or on any unit in which the Mortgaged Properties participate). No Mortgaged Property is or will become subject to a gas balancing arrangement under which one or more third parties may take a portion of the Production attributable to such Mortgaged Property without payment (or without full payment) therefore as a result of production having been taken from, or as a result of other actions or inactions with respect to, other properties. No Mortgaged Property is subject at the present time to any regulatory refund obligation and, to the best of Mortgagor's knowledge, no facts exist which might cause the same to be imposed.

            (d) Condition of Personal Property. The equipment, inventory, improvements, fixtures, goods and other tangible personal/movable property forming a part of the Collateral are, and will (subject to repair and/or replacement in the ordinary course of business and events of casualty and force majeure) remain, in good repair and condition and are and will be adequate for the normal operation of the Collateral in accordance with prudent industry standards; all of such Collateral is, and will remain, located on the Mortgaged Properties, except for that portion thereof which is or shall be located elsewhere (including that usually located on the Mortgaged Properties but temporarily located elsewhere) in the course of the normal operation of the Collateral. Upon request of Lender, Mortgagor will deliver to Lender an inventory and/or financing statements describing and showing the make, model, serial number and location of all equipment, inventory, fixtures, goods and other tangible personal property forming a part of the Property.

            (e) Operation of Mortgaged Properties. The Mortgaged Properties (and properties unitized therewith) are being (and, to the extent the same could adversely affect the ownership or operation of the Mortgaged Properties after the date hereof, have in the past been), and hereafter will be, maintained, operated and developed in a good and workmanlike manner, in accordance with prudent industry standards and in conformity in all material respects with all applicable laws and all rules, regulations and orders of all duly constituted authorities having jurisdiction and in conformity in all material respects with all oil, gas and/or other mineral leases (including, without limitation, in conformity with all provisions where the failure to be in conformity could affect the validity and/or continuance in force of a lease) and other contracts and agreements forming a part of the Property and in conformity with the Permitted Encumbrances; specifically in this connection, (i) no Mortgaged Property is subject to having allowable production after the date hereof materially reduced below the full and regular allowable (including the maximum permissible tolerance) because of any overproduction (whether or not the same was permissible at the time) prior to the date hereof and (ii) none of the wells located on the Mortgaged Properties (or properties unitized therewith) are or will be deviated from the vertical more than the maximum permitted by applicable laws, regulations, rules and orders, and such wells are, and will remain, bottomed under and producing from, with the well bores wholly within, the Mortgaged Properties (or, in the case of wells located on properties unitized therewith, such unitized properties). Mortgagor has, and will have in the future, all governmental licenses and permits necessary or appropriate to own and operate the Property; Mortgagor has not received notice of any violations in respect of any such licenses or permits.

            (f) Sale or Disposal. Mortgagor will not, without the prior written consent of Lender, sell, exchange, lease, transfer, or otherwise dispose of any part of, or interest in, the Property other than (i) a release, surrender or abandonment of a lease which does not include a well capable of producing (or capable of being made capable of producing) in paying quantities and which is not included in a unit which includes such a well,
      (ii) sales, transfers and other dispositions of machinery, equipment and other personal/movable property and fixtures made in connection with a release, surrender or abandonment (to which Lender has given its prior written consent or with respect to which a release has been given under clause (i)) of a lease, (iii) sales, transfers and other dispositions of machinery, equipment and other personal/movable property and fixtures in connection with the abandonment (to which Lender has given its prior written consent) of a well, (iv) sales, transfers and other dispositions of machinery, equipment and other personal/movable property and fixtures which are (A) worthless or obsolete for their intended purpose and disposed of in the ordinary course of business or (B) replaced by articles of at least equal suitability and value owned by Mortgagor free and clear of all liens except this Mortgage and the Permitted Encumbrances, and (v) sales of Production that has been produced which are made in compliance with Section 2.1(c) hereof, in the ordinary course of business, in bona fide arm's length transactions with third parties and at the best price (and on the best terms) reasonably available (which shall, in the case of Production which is subject to price controls and/or is sold, in accordance with customary industry practice, pursuant to long term purchase contracts, be determined giving consideration to such matters); provided that nothing in clause (v) shall be construed as limiting Lender's rights under Article III of this Mortgage. Mortgagor shall account fully and faithfully for and, if Lender so elects, shall promptly pay or turn over to Lender the proceeds in whatever form received from disposition in any manner of any of the Property.

            (g) Ad Valorem and Severance Taxes. Mortgagor has paid and discharged, and will continue to pay and discharge, all ad valorem taxes assessed against the Property or any part thereof and all production, severance and other taxes assessed against, or measured by, the Production or value, or proceeds, of the Production except to the extent same are being contested in good faith and Mortgagor has established adequate reserves therefor.

            (h) Suits and Claims. Except as disclosed in writing to the Lender, there are no suits, actions, claims, investigations, inquiries, proceedings or demands pending (or, to Mortgagor's knowledge, threatened) which materially and adversely affect the Property (including, without limitation, any which challenge or otherwise pertain to Mortgagor's title to the Property) and no judicial or administrative actions, suits or proceedings pending (or, to Mortgagor's knowledge, threatened) against Mortgagor which do or may reasonably be expected to materially and adversely affect Mortgagor.

            (i) Environmental.

                  (i) Current Status. The Property is being operated in material compliance with all Environmental Laws (as hereinafter defined), and to the best knowledge of Mortgagor after due inquiry, none of such operations are subject to any federal, state or local investigation evaluating whether any material remedial action is needed to respond to a release of any Hazardous Materials (as hereinafter defined) into the environment. Neither Mortgagor (nor to the best knowledge of Mortgagor, any other person) has filed any notice under any federal, state or local law indicating the Mortgagor is responsible for a release, or the improper storage, of any material amount of Hazardous Materials or any Hazardous

                        Materials have been released, or are improperly stored, upon any Property. Mortgagor otherwise has no known material contingent liability in connection with a release, or the improper storage, of any Hazardous Materials. Mortgagor has obtained authorizations or has caused third party operators to represent that such operators have obtained authorizations which are required under all Environmental Laws, except to the extent failure to have any such permit, license or authorization would not have a material adverse effect on the financial condition, operations, business or prospects of Mortgagor. Mortgagor is in material compliance with the terms and conditions of all permits, licenses and authorizations described in the preceding sentence, and is also in material compliance with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any notice or demand letter issued, entered, promulgated or approved thereunder, except to the extent failure to comply would not have a material adverse effect on the financial condition, operations, business or prospects of Mortgagor. Mortgagor has not handled any Hazardous Materials, other than as a generator, on any Property, or on any other properties now or previously owned or leased by Mortgagor, to an extent that such handling, has, or may reasonably be expected to have, a material adverse effect on the financial condition, operations, business or prospects of Mortgagor. Mortgagor has not transported or arranged for the transportation of any Hazardous Material to any location which is listed on the National Priorities List under CERCLA, listed for possible inclusion on the National Priorities List by the Environmental Protection Agency in CERCLIS, or listed on any similar state list or which is the subject of federal, state or local enforcement actions or other investigations which may lead to claims against Mortgagor for clean-up costs, remedial work, damages to natural resources or for personal injury claims, including, but not limited to, claims under CERCLA. No Hazardous Material generated by Mortgagor has been recycled, treated, stored, disposed of or released by Mortgagor at any location other than in full compliance with Environmental Laws. No oral or written notification of a release of a Hazardous Material has been filed by or, to the best of the Mortgagor's knowledge, on behalf of Mortgagor, and no property now or previously owned or leased by any Mortgagor is listed, to the best of the Mortgagor's knowledge, or proposed for listing on the National Priority list promulgated pursuant to CERCLA, in CERCLIS, or on any similar state list of sites requiring investigation or clean-up. There are no liens arising under or pursuant to any Environmental Laws currently existing on any of the Property, or any other real properties or properties owned or


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

                        leased by Mortgagor, and no government actions have been taken or, to the best of the Mortgagor's knowledge after due inquiry, are in process which could subject any of such properties to such liens; nor would Mortgagor be required to place any notice or restriction relating to the presence of Hazardous Materials at any properties owned by it in any deed to such properties. There have been no environmental investigations, studies, audits, tests, reviews or other analysis conducted by or which are in the possession of Mortgagor in relation to any properties or facility now or previously owned or leased by any Mortgagor which have not been made available to Lender.

                  (ii) Future Performance. Mortgagor will not cause or permit the Property or Mortgagor to be in violation of applicable Environmental Laws. Mortgagor shall obtain or cause third-party operators to represent that they have obtained, at or prior to the time required by applicable Environmental Laws, all environmental, health and safety permits, licenses and other authorizations necessary for its operations and will maintain such authorizations in full force and effect. Mortgagor will promptly furnish to Lender all written notices of violation, orders, claims, demands, notices, citations, complaints, penalty assessments, suits or other proceedings received by Mortgagor, or of which it has notice, pending or threatened against Mortgagor, by any person, firm, or public or governmental authority with respect to any alleged violation of or non-compliance with any Environmental Laws, any alleged personal injury, property damages, Natural Resources Damages as used in CERCLA, remediation costs, environmental restoration or remediation or any other form of legal or equitable relief whatsoever arising from or in any way connected with the actual or alleged release or discharge of or exposure to any substance or material alleged to be toxic or hazardous or any permits, licenses or authorizations in connection with its ownership or use of its properties or the operation of its business, regardless of where conducted. Mortgagor will promptly furnish to Lender all requests for information, notices of claim, demand letters, and other notifications, received by Mortgagor in connection with its ownership or use of its properties or the conduct of its business, relating to potential responsibility with respect to any investigation or clean-up of Hazardous Material at any location, or with respect to any alleged personal injury, property damages, Natural Resources Damages as used in CERCLA, remediation costs, environmental restoration or remediation or any other form of legal or equitable relief whatsoever arising from or in any way connected with the actual or alleged release or discharge of or exposure to any substance or material


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

                        alleged to be toxic or hazardous. Upon Lender's reasonable written request, at any time and from time to time during the existence of this Mortgage, but not more frequently than once per calendar year, Mortgagor will provide at Mortgagor's sole expense an inspection or audit of the Property from an engineering or consulting firm jointly approved by Lender and Mortgagor indicating the presence or absence of Hazardous Substances or solid waste on the Property.

                  (iii) Definitions.

                        "Environmental Law" means (a) the Comprehensive
                  Environmental Response, Compensation and Liability Act of 1980 (as amended by the Superfund Amendments and Reauthorization Act of 1986, 42 U.S.C. ss. 9601 et seq.), as amended from time to time, and any and all rules and regulations issued or promulgated thereunder ("CERCLA"); (b) the Resource Conservation and Recovery Act (as amended by the Hazardous and Solid Waste Amendment of 1984, 42 U.S.C. ss. 6901 et seq.) as amended from time to time, and any and all rules and regulations issued or promulgated thereunder ("RCRA"); (c) the Clean Air Act, 42 U.S.C. ss. 7401 et seq., as amended from time to time, and any and all rules and regulations issued or promulgated thereunder; (d) the Clean Water Act of 1977, 33 U.S.C. ss. 1251 et seq., as amended from time to time, and any and all rules and regulations issued or promulgated thereunder; (e) the Toxic Substances Control Act, 15 U.S.C. ss. 2601 et seq., as amended from time to time, and any and all rules and regulations issued or promulgated thereunder; or
                  (f) any other federal or state law, statute, rule, or regulation enacted in connection with or relating to the protection or regulation of the environment (including, without limitation, relating to the protection or regulation of the environment (including, without limitation, those laws, statutes, rules and regulations regulating the disposal, removal, production, storing, refining, handling, transferring, processing, or transporting of Hazardous Materials) and any rules and regulations issued or promulgated in connection with any of the foregoing by any governmental authority, and "Environmental Laws" shall mean each of the foregoing.

                        "Hazardous Materials" means (a) any "hazardous waste" as
                  defined by RCRA; (b) any "hazardous substance" as defined by CERCLA; (c) asbestos; (d) polychlorinated biphenyls; (e) any flammables, explosives or radioactive materials; (f) any substance, the presence of which on Mortgagor's properties is prohibited by any applicable governmental authority; and (g) any other substance which, pursuant to any Environmental Laws, requires special handling in its collection, use, storage, treatment or disposal.

            (j) Not Abandon Wells; Participate in Operations. Mortgagor will not, without prior written consent of Lender, abandon, or consent to the abandonment of, any well producing from the Mortgaged Properties (or properties unitized therewith) so long as such well is capable (or is subject to being made capable through drilling, reworking or other operations which it would be commercially feasible to conduct) of producing oil, gas, or other hydrocarbons or other minerals in commercial


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

      quantities (as determined without considering the effect of this Mortgage). Mortgagor will not, without prior written consent of Lender (which consent, after giving due regard to Mortgagor's business and technical reasons for electing not to participate, will not be unreasonably withheld), elect not to participate in a proposed operation on the Mortgaged Properties where the effect of such election would be the forfeiture either temporarily (i.e. until a certain sum of money is received out of the forfeited interest) or permanently of any interest in the Mortgaged Properties.

            (k) Defense of Mortgage. If the validity or priority of this Mortgage or of any rights, titles, liens or security interests created or evidenced hereby with respect to the Property or any part thereof or the title of Mortgagor to the Property shall be endangered or questioned or shall be attacked directly or indirectly or if any legal proceedings are instituted against Mortgagor with respect thereto, Mortgagor will give prompt written notice to Lender and at Mortgagor's own cost and expense will diligently endeavor to cure any defect that may be developed or claimed, and will take all necessary and proper steps for the defense of such legal proceedings, including, but not limited to, the employment of counsel, the prosecution or defense of litigation and the release or discharge of all adverse claims, and Lender (whether or not named as a party to legal proceedings with respect thereto), is hereby authorized and empowered to take such additional reasonable steps as in its judgment and discretion may be necessary or proper for the defense of any such legal proceedings or the protection of the validity or priority of this Mortgage and the rights, titles, liens and security interests created or evidenced hereby, including but not limited to the employment of independent counsel, the prosecution or defense of litigation, the compromise or discharge of any adverse claims made with respect to the Property, the purchase of any tax title and the removal of prior liens or security interests, and all expenditures so made of every kind and character shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Lender and shall bear interest from the date expended until paid at the rate described in Section 2.3 hereof, and the party incurring such expenses shall be subrogated to all rights of the person receiving such payment.

            (l) Fees and Expenses; Indemnity. Mortgagor will reimburse the Lender for all expenditures, including reasonable attorneys' fees and expenses, incurred or expended in connection with (i) the breach by Mortgagor of any covenant, agreement or condition contained herein or in any other Loan Document, (ii) the lawful exercise of any rights and remedies hereunder or under any other Loan Document, and (iii) the protection of the Property and/or liens and security interests therein. Mortgagor will indemnify and hold harmless Lender (for purposes of this paragraph, the term "Lender", shall include the directors, officers, partners and employees of Lender and any persons or entities owned or controlled by or affiliated with Lender) from and against all claims, demands, liabilities, losses, damages (including without limitation consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation reasonable attorneys' fees and expenses) (collectively "Lender Losses") which may be imposed upon, asserted against or incurred or paid by the Lender on account of, in connection with, or arising out of (A) any bodily injury or death or property damage occurring in or upon or in the vicinity of the Property through any cause whatsoever, (B) any act performed or omitted to be performed hereunder or the breach of any representation or warranty herein, (C) the lawful exercise of rights and remedies hereunder or under any other Loan Document, (D) any transaction, act, omission, event or circumstance arising out of or in any way connected with the Property or with this Mortgage or any other Loan Documents, (E) any violation on or prior to the Release Date (as hereinafter defined) of any Environmental Law, (F) any act, omission, event or circumstance existing or occurring on or prior to the Release Date (including without limitation the presence on the Property or release from the Property of hazardous substances or solid wastes disposed of or otherwise released) resulting from or in connection with the ownership, construction, occupancy, operation, use and/or maintenance of the Property or the Associated Property, regardless of whether the act, omission, event or circumstances constituted a violation of any Environmental Law at the time of its existence or occurrence, and
      (G) any and all claims or proceedings (whether brought by private party or governmental agencies) for bodily injury, property damage, abatement or remediation, environmental damage or impairment or any other injury or damage resulting from or relating to any hazardous or toxic substance, solid waste or contaminated material located upon or migrating into, from or through the Property (whether or not the release of such materials was caused by Mortgagor, a tenant or subtenant or a prior owner or tenant or subtenant on the Property and whether or not the alleged liability is attributable to the handling, storage, generation, transportation, removal or disposal of such substance, waste or material or the mere presence of such substance, waste or material on the Property), which the Lender may have liability with respect due to the making of the loan or loans evidenced by the Note, the granting of this Mortgage, the exercise of any of their rights under the Loan Documents, or otherwise; provided however, mortgagor shall not indemnify Lender or hold Lender harmless from any Lender Losses caused by Lender's gross negligence, or willful or intentional misconduct. Lender shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid by Lender in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, attorneys' fees and other expenses of every character expended by Lender pursuant to the provisions of this section shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to the applicable party or parties. The "Release Date" as used herein shall mean the earlier of the following two dates: (i) the date on which the indebtedness and obligations secured hereby have been paid and performed in full and this Mortgage has been released of record, or (ii) the date on which the lien of this Mortgage is foreclosed or a deed in lieu of such foreclosure is fully effective and recorded. However, these indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such particular indemnified party. The foregoing indemnities shall not terminate upon the

      Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, and the repayment of the secured indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the secured indebtedness. Any amount to be paid hereunder by Mortgagor to Lender shall be a demand obligation owing by Mortgagor to the applicable party or parties and shall be subject to and covered by the provisions of Section 2.3 hereof.

            (m) Insurance. Mortgagor will carry insurance on the Property and the operations thereof in commercially reasonable amounts consistent with industry standards and Mortgagor's historical practices. In the event of any loss under any insurance policies so carried by Mortgagor, Lender shall have the right (but not the obligation) to make proof of loss and collect the same, and all amounts so received shall be applied toward costs, charges and expenses (including reasonable attorneys' fees), if any, incurred in the collection thereof, then to the payment, in the order determined by Lender in its own discretion, of the secured indebtedness, and any balance remaining shall be subject to the order of Mortgagor. Lender is hereby authorized but not obligated to enforce in its name or in the name of Mortgagor payment of any or all said policies or settle or compromise any claim in respect thereof, and to collect and make receipts for the proceeds thereof and Lender is hereby appointed Mortgagor's agent and attorney-in-fact to endorse any check or draft payable to Mortgagor in order to collect the proceeds of insurance. In the event of foreclosure of this Mortgage, or other transfer of title to the Property in extinguishment in whole or in part of the secured indebtedness, all right, title and interest of Mortgagor in and to such policies then in force concerning the Property and all proceeds payable thereunder shall thereupon vest in the purchaser at such foreclosure or other transferee in the event of such other transfer of title to the extent permitted by such policies.

            (n) Further Assurances. Mortgagor will, on the reasonable request of Lender, (i) promptly correct any defect, error or omission which may be discovered in the contents of this Mortgage, or in any other Loan Document, or in the execution or acknowledgment of this Mortgage or any other Loan Documents; (ii) execute, acknowledge, deliver and record and/or file such further instruments (including, without limitation, further deeds of trust, mortgages, security agreements, financing statements, continuation statements, and assignments of production, accounts, funds, contract rights, general intangibles, and proceeds) and do such further acts as may be necessary, reasonably desirable or proper to carry out more effectively the purposes of this Mortgage and the other Loan Documents and to more fully identify and subject to the liens and security interests hereof any property intended to be covered hereby, including specifically, but without limitation, any renewals, additions, substitutions, replacements, or appurtenances to the Property; and (iii) execute, acknowledge, deliver, and file and/or record any document or instrument (including specifically any financing statement) reasonably desired by Lender to protect the lien or the security interest hereunder against the rights or interests of third persons. Mortgagor shall pay all costs connected with any of the foregoing.

            (o) Name and Place of Business. Mortgagor will not cause or permit any change to be made in its name, identity, or corporate or partnership structure, or its federal employer identification number unless Mortgagor shall have notified Lender of such change at least thirty (30) days prior to the effective date of such change, and shall have first taken all action reasonably required by Lender for the purpose of further perfecting or protecting the liens and security interests of Lender in the Property. Mortgagor's principal place of business and chief executive office, and the place where Mortgagor keeps its books and records concerning the Property (including, particularly, the records with respect to "Production Proceeds", as defined in Section 3.1 hereof, from the Mortgaged Properties) has, since its creation, been, and will continue to be (unless Mortgagor notifies Lender of any change in writing at least thirty (30) days prior to the date of such change), the address set forth opposite the signature of Mortgagor to this Mortgage.

      2.2 Compliance by Operator. As to any part of the Mortgaged Properties which is not a working interest, Mortgagor agrees to use its reasonable efforts to cause the owner or owners of the working interest in such properties to comply with the covenants and agreements contained herein; and as to any part of the Mortgaged Properties which is a working interest but which is operated by a party other than Mortgagor, Mortgagor agrees to use its reasonable efforts (including, but not limited to, exercising all rights under any operating agreement) to cause the party who is the operator of such property to comply with the covenants and agreements contained herein.

      2.3 Performance on Mortgagor's Behalf. Mortgagor agrees that, if Mortgagor fails to perform any act or to take any action which hereunder Mortgagor is required to perform or take, or to pay any money which hereunder Mortgagor is required to pay, Lender, in Mortgagor's name or its own name, may, but shall not be obligated to, perform or cause to be performed such act or take such action or pay such money, and any expenses so incurred by Lender and any money so paid by Lender shall be a demand obligation owing by Mortgagor to Lender (which obligation Mortgagor hereby expressly promises to pay) and Lender, upon making such payment, shall be subrogated to all of the rights of the person, corporation or body politic receiving such payment. Each amount due and owing by Mortgagor to Lender pursuant to this Mortgage shall bear interest each day, from the date of such expenditure or payment until paid, at a rate equal to the default or late payment interest rate provided in the Note, if any, (provided that, should applicable law provide for a maximum permissible rate of interest on such amount, such rate shall not be greater than such maximum permissible rate); all such amounts, together with such interest thereon, shall be a part of the secured indebtedness and shall be secured by this Mortgage.

                                    ARTICLE 3
               Assignment of Production, Accounts, and Proceeds

      3.1 Assignment of Production. Mortgagor hereby assigns, pledges and transfers to Lender and grants to Lender a continuing security interest in all Production which accrues to Mortgagor's interest in the Mortgaged Properties, all proceeds of such Production and all payments in lieu of production, and all rights with respect to proceeds or profits to which Mortgagor is entitled by virtue of ownership of the Mortgaged Properties described in Section 1.1(h) (herein referred to as the "Production Proceeds"), together with the immediate and continuing right to collect and receive such Production Proceeds. Upon the occurrence of a default, Mortgagor agrees to direct and instruct any and all purchasers of any Production, or other parties accounting for Production Proceeds, to pay to Lender all of the Production Proceeds accruing to Mortgagor's interest until such time as such parties have been furnished with evidence that all secured indebtedness has been paid and that this Mortgage has been released; Mortgagor agrees that no such parties shall have any responsibility for the application of any funds paid to Lender.

      3.2 Effectuating Payment of Production Proceeds to Lender. Upon the occurrence of a default, Mortgagor agrees to execute and deliver any and all transfer orders, division orders and other instruments that may be reasonably requested by Lender or that may be required by any party for the purpose of effectuating payment of the Production Proceeds to Lender. If under any existing sales agreements, other than division orders or transfer orders, any Production Proceeds are required to be paid to Mortgagor so that under such existing agreements payment cannot be made of such Production Proceeds to Lender, Mortgagor's interest in all Production Proceeds under such sales agreements and in all other Production Proceeds which for any reason may be paid to Mortgagor shall, when received by Mortgagor, constitute trust funds in Mortgagor's hands and shall be immediately paid over to Lender. Without limitation upon any of the foregoing, Mortgagor hereby constitutes and appoints Lender as Mortgagor's special attorney-in-fact (with full power of substitution, either generally or for such periods or purposes as Lender may from time to time prescribe) in the name, place and stead of Mortgagor to do any and every act and exercise any and every power that Mortgagor might or could do or exercise personally with respect to all Production and Production Proceeds (the same having been assigned by Mortgagor to Lender pursuant to Section 3.1 hereof), expressly inclusive, but not limited to, the right, power and authority to:

            (a) Execute and deliver in the name of Mortgagor any and all transfer orders, division orders, letters in lieu of transfer orders, indemnifications, certificates and other instruments of every nature that may be requested or required by any party for the purposes of effectuating payment of the Production Proceeds to Lender or which Lender may otherwise deem necessary or appropriate to effect the intent and purposes of the assignment contained in Section 3.1; and

            (b) If under any product sales agreements other than division orders or transfer orders, any Production Proceeds are required to be paid to Mortgagor so that under such existing agreements payment cannot be made of such Production Proceeds to Lender, to make, execute and enter into such sales agreements or other agreements as are necessary to direct Production Proceeds to be payable to Lender;

giving and granting unto said attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever necessary and requisite to be done as fully and to all intents and purposes, as Mortgagor might or could do if personally present; and Mortgagor shall be bound thereby as fully and effectively as if Mortgagor had personally executed, acknowledged and delivered any of the foregoing certificates or documents. The powers and authorities herein conferred upon Lender may be exercised by Lender through any person who, at the time of the execution of the particular instrument, is an officer or Lender. The power of attorney herein conferred is granted for valuable consideration and hence is coupled with an interest and is irrevocable so long as the secured indebtedness, or any part thereof, shall remain unpaid. All persons dealing with Lender or any substitute shall be fully protected in treating the powers and authorities conferred by this paragraph as continuing in full force and effect until advised by Lender that all the secured indebtedness is fully and finally paid. Lender may, but shall not be obligated to, take such action as it deems appropriate in an effort to collect the Production Proceeds and any reasonable expenses (including reasonable attorney's fees) so incurred by Lender shall be a demand obligation of Mortgagor and shall be part of the secured indebtedness, and shall bear interest each day, from the date of such expenditure or payment until paid, at the rate described in Section 2.3 hereof.

      3.3 Release From Liability; Indemnification. Lender and its successors and assigns are hereby absolved from all liability for failure to enforce collection of the Production Proceeds and from all other responsibility (except in the case of Lender's gross negligence or willful misconduct) in connection therewith, except the responsibility of each to account to Mortgagor for funds actually received by each. Mortgagor agrees to indemnify and hold harmless Lender(for purposes of this paragraph, the terms "Lender" shall include the directors, officers, partners, employees of Lender and any persons or entities owned or controlled by or affiliated with Lender) from and against all claims, demands, liabilities, losses, damages (including without limitation consequential damages), causes of action, judgments, penalties, costs and expenses (including without limitation reasonable attorneys' fees and expenses) imposed upon, asserted against or incurred or paid by Lender by reason of the assertion that Lender received, either before or after payment in full of the secured indebtedness, funds from the production of oil, gas, other hydrocarbons or other minerals claimed by third persons (and/or funds attributable to sales of production which (i) were made at prices in excess of the maximum price permitted by applicable law or (ii) were otherwise made in violation of laws, rules, regulations and/or orders governing such sales), and Lender shall have the right to defend against any such claims or actions, employing attorneys of its own selection, and if not furnished with indemnity satisfactory to it, Lender shall have the right to compromise and adjust any such claims, actions and judgments, and in addition to the rights to be indemnified as herein provided, all amounts paid by Lender in compromise, satisfaction or discharge of any such claim, action or judgment, and all court costs, attorneys' fees and other expenses of every character expended by Lender pursuant to the provisions of this section shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Lender and shall bear interest, from the date expended until paid, at the rate described in Section 2.3 hereof. The foregoing indemnities shall not terminate upon the Release Date or upon the release, foreclosure or other termination of this Mortgage but will survive the Release Date, foreclosure of this Mortgage or conveyance in lieu of foreclosure, and the repayment of the secured indebtedness and the discharge and release of this Mortgage and the other documents evidencing and/or securing the secured indebtedness. However, these indemnities shall not apply to any particular indemnified party (but shall apply to the other indemnified parties) to the extent the subject of the indemnification is caused by or arises out of the gross negligence or willful misconduct of such particular indemnified party.



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


                                    ARTICLE 4
                              Remedies Upon Default

      4.1 Default. The term "default" as used in this Mortgage shall mean the occurrence of any of the following events:

            (a) the occurrence of an Event of Default under the Credit Agreement or any other Loan Document; or

            (b) any material representation contained herein (or in any certificate delivered by Mortgagor to Lender in connection herewith) shall prove to have been incorrect in any material respect on or as of the date made; or

            (c) Mortgagor fails to duly observe, perform or comply with any material covenant, agreement, condition or provision contained herein and such failure is not remedied within 30 days after written notice of such failure is given by Lender to Mortgagor; or

            (d) (i) Mortgagor shall commence any case, proceeding or other action (A) under any existing or future law or any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, custodian or other similar official for it or for all or any substantial part of its assets, or any Mortgagor shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Mortgagor any case, proceeding or other action of nature referred to in clause (i) above which (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Mortgagor any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Mortgagor shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) the Mortgagor shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

            (e) Any of the events referred to above in subsection (d) shall occur with respect to any guarantor of the secured indebtedness and shall not be remedied within the applicable grace period (if any) set forth in such subsection.

      4.2 Acceleration of Secured Indebtedness. Upon the occurrence of a default described in subsection (d) or (e) of Section 4.1 above, all of the secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protest, declaration or notice of acceleration or intention to accelerate, putting the Mortgagor in default,


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

dishonor, notice of dishonor or any other notice or declaration of any kind, all of which are hereby expressly waived by Mortgagor, and the liens evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as Lender may elect. During the continuance of any other default, Lender at any time and from time to time may without notice to Mortgagor or any other person declare any or all of the secured indebtedness immediately due and payable and all such secured indebtedness shall thereupon be immediately due and payable, without presentment, demand, protest, notice of protect, notice of acceleration or of intention to accelerate, putting the Mortgagor in default, dishonor, notice of acceleration or of intention to accelerate, putting the Mortgagor in default, dishonor, notice of dishonor or any other notice or declaration of any kind, all of which are hereby expressly waived by Mortgagor, and the liens evidenced hereby shall be subject to foreclosure in any manner provided for herein or provided for by law as Lender may elect.

            (a) Upon the occurrence of a default, Lender may exercise its rights of enforcement with respect to the Collateral under the Louisiana Commercial Laws, as amended, or under the Uniform Commercial Code or similar statute in force in any other state to the extent the same is applicable law. Cumulative of the foregoing and the other provisions of this Section 4.2, to the extent permitted by applicable law:

            (i) Lender may enter upon Mortgagor's premises to take possession of, assemble and collect the Collateral or to render it unusable; and

            (ii) Lender may require Mortgagor to assemble the Collateral and make it available at a place Lender designates which is mutually convenient to allow Lender to take possession or dispose of the Collateral; and

            (iii) written notice mailed to Mortgagor as provided herein at least ten (10) days prior to the date of public sale of the Collateral or prior to the date after which private sale of the Collateral will be made shall constitute reasonable notice; and

            (iv) in the event of a foreclosure of the liens and/or security interests evidenced hereby, the Collateral, or any part thereof, and the Mortgaged Properties, or any part thereof, may, at the option of Lender, be sold, as a whole or in parts, together or separately (including, without limitation, where a portion of the Mortgaged Properties is sold, the Collateral related thereto may be sold in connection therewith); and

            (v) the expenses of sale shall include the reasonable expenses of retaking the Collateral, or any part thereof, holding the same and preparing the same for sale or other disposition; and

            (vi) should, under this subsection, the Collateral be disposed of other than by sale, any proceeds of such disposition shall be treated as if the same were sales proceeds; and

            (vii) as to the Collateral located in or otherwise subject to the laws of the State of Louisiana, Lender may foreclose this Mortgage as a security agreement affecting the Collateral by executory process subject to, and on the terms and conditions required or permitted by applicable law, and shall have the right to appoint a keeper of such Collateral.

            (b) As to Property now or hereafter located in, or otherwise subject to the laws of, the State of Louisiana, Mortgagor acknowledges the secured indebtedness, whether now existing or to arise hereafter, and Mortgagor, for purposes of executory process, hereby confesses judgment for the full amount of the secured indebtedness in favor of the Lender. Mortgagor further agrees that the Lender may cause all or any part of the Property to be seized and sold after due process of law by executory or ordinary process, the Mortgagor waiving the benefit of all laws or parts of laws relative to the appraisement of property seized and sold under executory process or other legal process, and consenting that all or any part of the Property may be sold without appraisement, either in its entirety or in lots or parcels, as the Lender may determine, to the highest bidder for cash or on such terms as the plaintiff in such proceedings may direct. Mortgagor hereby waives (i) the benefit of appraisement provided for in articles 2332, 2336, 2723, and 2724 of the Louisiana Code of Civil Procedure and all other laws conferring the same; (ii) the notice of seizure provided for in articles 2293 and 2721 of the Louisiana Code of Civil Procedure; (iii) the three (3) days delay provided for in articles 2331 and 2722 of the Louisiana Code of Civil Procedure; and (iv) all other laws providing rights of notice, demand, appraisement, or delay. Mortgagor expressly authorizes and agrees that Lender shall have the right to appoint a keeper of such Property pursuant to the terms and provisions of La. R.S. 9:5131 et seq. and La. R.S. 9:5136 et seq., which keeper may be the Lender or any employee thereof, or any other person, firm, or corporation. Compensation for the services of the keeper is hereby fixed at five percent (5%) of the amount due or sued for or claimed or sought to be protected, preserved, or enforced in the proceeding for the recognition or enforcement of this Mortgage and shall be secured by the liens and security interests of this Mortgage.

     4.3 Receiver. In addition to all other remedies herein provided for, Mortgagor agrees that, upon the occurrence of a default, Lender shall as a matter of right be entitled to the appointment of a receiver or receivers for all or any part of the Property, whether such receivership be incident to a proposed sale (or sales) of such property or otherwise, and without regard to the value of the Property or the solvency of any person or persons liable for the payment of the indebtedness secured hereby, and Mortgagor does hereby consent to the appointment of such receiver or receivers, waives any and all defenses to such appointment, and agrees not to oppose any application therefor by Lender, and agrees that such appointment shall in no manner impair, prejudice or otherwise affect the rights of Lender under Article III hereof. Nothing herein is to be construed to deprive Lender of any other right, remedy or privilege it may now or hereafter have under the law to have a receiver appointed. Any money advanced by Lender in connection with any such receivership shall be a demand obligation (which obligation Mortgagor hereby expressly promises to pay) owing by Mortgagor to Lender and shall bear interest, from the date of making such advancement by Lender until paid, at the rate described in
Section 2.3 hereof.

      4.4 Proceeds of Foreclosure. Unless applicable law requires otherwise, the proceeds of any sale held in foreclosure of the liens and/or security interests evidenced hereby shall be applied:

            FIRST, to the payment of all necessary costs and expenses incident to such foreclosure sale, including but not limited to all court costs and charges of every character in the event foreclosed by suit and including but not limited to a reasonable fee to the Lender if such sale was made by the Lender acting under the provisions of Section 4.2 (a) and including but not limited to the compensation of the keeper, if any;

            SECOND, to the payment of the secured indebtedness (including specifically without limitation the principal, interest and reasonable attorneys' fees due and unpaid on the Note and the amounts due and unpaid and owed under this Mortgage) in such manner and order as Lender may elect; and

            THIRD, the remainder, if any there shall be, shall be paid to Mortgagor, or to Mortgagor's heirs, devisees, representatives, successors or assigns, or such other persons as may be entitled thereto by law.

      4.5 Lender as Purchaser. Lender shall have the right to become the purchaser at any sale held in foreclosure of the liens and/or security interests evidenced hereby, and Lender shall have the right to credit upon the amount of the bid made therefor, to the extent necessary to satisfy such bid, the secured indebtedness owing to Lender.

      4.6 Remedies Cumulative. All remedies herein provided for are cumulative of each other and of all other remedies existing at law or in equity and are cumulative of any and all other remedies provided for in any other Loan Document, and, in addition to the remedies herein provided, all such other remedies as may now or hereafter exist at law or in equity for the collection of the secured indebtedness and the enforcement of the covenants herein and the foreclosure of the liens and/or security interests evidenced hereby may be utilized, and the resort to any remedy provided for hereunder or under any such other Loan Document or provided for by law shall not prevent the concurrent or subsequent employment of any other appropriate remedy or remedies.

      4.7 Discretion as to Security. Unless applicable law requires otherwise, Lender may resort to any security given by this Mortgage or to any other security now existing or hereafter given to secure the payment of the secured indebtedness, in whole or in part, and in such portions and in such order as may seem best to Lender in its sole and uncontrolled discretion, and any such action shall not in any way be considered as a waiver of any of the rights, benefits, liens or security interests evidenced by this Mortgage.

     4.8 Mortgagor's Waiver of Certain Rights. To the full extent Mortgagor may do so, Mortgagor agrees that Mortgagor will not at any time insist upon, plead, claim or take the benefit or advantage of any law now or hereafter in force providing for any appraisement, valuation, stay, extension or redemption, and Mortgagor, for Mortgagor, for Mortgagor's heirs, devisees, representatives, successors and assigns, and for any and all persons ever claiming any interest in the Property, to the extent permitted by applicable law, hereby waives and releases all rights of appraisement, valuation, stay of execution, redemption, notice of intention to mature or declare due the whole of the secured indebtedness, notice of election to mature or declare due the whole of the secured indebtedness and all rights to a marshaling of assets of Mortgagor, including the Property, or to a sale in inverse order of alienation in the event of foreclosure of the liens and/or security interests hereby created. Mortgagor shall not have or assert any right under any statute or rule of law pertaining to the marshaling of assets, sale in inverse order of alienation, the exemption of homestead, the administration of estates of decedents, or other matters whatever to defeat, reduce or affect the right under the terms of this Mortgage to a sale of the Property for the collection of the secured indebtedness without any prior or different resort for collection, or the right under the terms of this Mortgage to the payment of the secured indebtedness out of the proceeds of sale of the Property in preference to every other claimant whatever. If any law referred to in this section and now in force, of which Mortgagor or Mortgagor's heirs, devisees, representatives, successors or assigns or any other persons claiming any interest in the Mortgaged Properties or the Collateral might take advantage despite this section, shall hereafter be repealed or cease to be in force, such law shall not thereafter be deemed to preclude the application of this section.

                                    ARTICLE 5
                                  Miscellaneous

      5.1 Scope of Mortgage. This Mortgage is a mortgage of both real/immovable and personal/movable property, a security agreement, a financing statement and an assignment, and also covers proceeds and fixtures.

      5.2 Effective as a Financing Statement. This Mortgage covers goods which are or are to become fixtures on the real property described herein, and this Mortgage shall be effective as a financing statement filed as a fixture filing with respect to all fixtures included within the Property. This Mortgage shall also be effective as a financing statement, filed as a fixture filing, covering minerals and other substances of value which may be extracted from the earth (including without limitation oil and gas), and accounts related thereto, which will be financed at the wellhead or minehead of the wells or mines located on the Mortgaged Properties. This Mortgage is to be filed or filed for record in the real estate/immovable property records of each parish where any part of the Mortgaged Properties is situated or which lies shoreward of any Mortgaged Property (i.e., to the extent a Mortgaged Property lies offshore within the projected seaward extension of the relevant county or parish boundaries), and may also be filed in the offices of the Bureau of Land Management, the Minerals Management Service or state agencies (or any successor agencies). This Mortgage shall also be effective as a financing statement covering any other Property and may be filed in any other appropriate filing or recording office. The mailing address of Mortgagor is the address of Mortgagor set forth at the end of this Mortgage and the address of Lender from which information concerning the security interests hereunder may be obtained is the address of Lender set forth at the end of this Mortgage.

     5.3   Reproduction   of  Mortgage  as   Financing   Statement.   A  carbon,
photographic,  facsimile  or  other  reproduction  of  this  Mortgage  or of any


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

financing statement relating to this Mortgage shall be sufficient as a financing statement for any of the purposes referred to in Section 5.2.

      5.4 Notice to Account Debtors. In addition to, but without limitation of, the rights granted in Article III hereof, Lender, upon the occurrence of a Default, may notify the account debtors or obligors of any accounts, chattel paper, negotiable instruments or other evidences of indebtedness included in the Collateral to pay Lender directly.

      5.5 Waivers. Lender may at any time and from time to time in writing waive compliance by Mortgagor with any covenant herein made by Mortgagor to the extent and in the manner specified in such writing, or consent to Mortgagor's doing any act which hereunder Mortgagor is prohibited from doing, or to Mortgagor's failing to do any act which hereunder Mortgagor is required to do, to the extent and in the manner specified in such writing, or release any part of the Property or any interest therein or any Production Proceeds from the lien and security interest of this Mortgage, without the joinder of Lender. Any part liable, either directly or indirectly, for the secured indebtedness or for any covenant herein or in any other Loan Document may be released from all or any part of such obligations without impairing or releasing the liability of any other party. No such act shall in any way impair any rights or powers hereunder except to the extent specifically agreed to in such writing.

     5.6 No Impairment of Security. The lien, security interest and other security rights hereunder shall not be impaired by any indulgence, moratorium or release which may be granted, including, but not limited to, any renewal, extension or modification which may be granted with respect to any secured indebtedness, or any surrender, compromise, release, renewal, extension, exchange or substitution which may be granted in respect of the Property (including without limitation Production Proceeds), or any part thereof or any interest therein, or any release or indulgence granted to any endorser, guarantor or surety of any secured indebtedness.

     5.7 Acts Not Constituting Waiver. Any default may be waived without waiving any other prior or subsequent default. Any default may be remedied without waiving the default remedied. Neither failure to exercise, nor delay in exercising, any right, power or remedy upon any default shall be construed as a waiver of such default or as a waiver of the right to exercise any such right, power or remedy at a later date. No single or partial exercise of any right, power or remedy hereunder shall exhaust the same or shall preclude any other or further exercise thereof, and every such right, power or remedy hereunder may be exercised at any time and from time to time. No modification or waiver of any provision hereof nor consent to any departure by Mortgagor therefrom shall in any event be effective unless the same shall be in writing and signed by Lender and then such waiver or consent shall be effective only in the specific instances, for the purpose for which given and to the extent therein specified. No notice to nor demand on Mortgagor in any case shall of itself entitle Mortgagor to any other or further notice or demand in similar or other circumstances. Acceptance of any payment in an amount less than the amount then due on any secured indebtedness shall be deemed an acceptance on account only and shall not in any way excuse the existence of a default hereunder.

     5.8 Mortgagor's Successors. In the event the ownership of the Property or any part thereof becomes vested in a person other than Mortgagor, then, without notice to Mortgagor, such successor or successors in interest may be dealt with, with reference to this Mortgage and to the indebtedness secured hereby, in the same manner as with Mortgagor, without in any way vitiating or discharging Mortgagor's liability hereunder or for the payment of the indebtedness or performance of the obligations secured hereby. No transfer of the Property, no forbearance, and no extension of the time for the payment of the indebtedness secured hereby shall operate to release, discharge, modify, change or affect, in


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

whole or in part, the liability of Mortgagor hereunder or for the payment of the indebtedness or performance of the obligations secured hereby or the liability of any other person hereunder or for the payment of the indebtedness secured hereby.

      5.9 Place of Payment. All secured indebtedness which may be owing hereunder at any time by Mortgagor shall be payable at the place as Lender may designate in writing.

      5.10 Subrogation to Existing Liens. To the extent that proceeds of the Note are used to pay indebtedness secured by any outstanding lien, security interest, charge or prior encumbrance against the Property, such proceeds have been advanced at Mortgagor's request, and the party or parties advancing the same shall be subrogated to any and all rights, security interests and liens owned by any owner or holder of such outstanding liens, security interests, charges or encumbrances, irrespective of whether said liens, security interests, charges or encumbrances are released, and it is expressly understood that, in consideration of the payment of such indebtedness, Mortgagor hereby waives and releases all demands and causes of action for offsets and payments to, upon and in connection with the said indebtedness.

     5.11 Application of Payments to Certain Indebtedness. If any part of the secured indebtedness cannot be lawfully secured by this Mortgage or if any part of the Property cannot be lawfully subject to the lien and security interest hereof to the full extent of such indebtedness, then all payments shall be applied on said indebtedness first in discharge of that portion thereof which is not secured by this Mortgage.

     5.12 Compliance with Usury Laws. It is the intent of Mortgagor and Lender to contract in strict compliance with applicable usury law from time to time in effect. In furtherance thereof, it is stipulated and agreed that none of the terms and provisions contained herein shall ever be construed to create a contract to pay, for the use, forbearance or detention of money, interest in excess of the maximum amount of interest permitted to be charged by applicable law from time to time in effect.

     5.13 Release of Mortgage. If all of the secured indebtedness be paid as the same becomes due and payable and all of the covenants, warranties, undertakings and agreements made in this Mortgage are kept and performed, and if the Mortgagor is not bound to the other or to any third person to permit any obligation or secured indebtedness to be incurred then or thereafter, then, upon two (2) days prior written notice (or such lesser number of days as may be mandated by applicable law), the Mortgagor may request the Lender to terminate this Mortgage. Upon such termination the Mortgagor may further request the Lender to provide a written act of release of this Mortgage in recordable form (except to the extent expressly provided herein with respect to indemnification and other rights which are to continue following the release hereof). Lender agrees to deliver such an act of release (subject to the foregoing limitation),


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

all at the cost and expense of the Mortgagor, within thirty (30) days (or such lesser number of days as may be mandated by applicable law) of receiving such request unless Lender in good faith, has cause to believe that Mortgagor is not entitled to a termination of this Mortgage. Notwithstanding the foregoing, it is understood and agreed that certain indemnifications, and other rights, which are provided herein to continue following the release hereof, shall continue in effect notwithstanding such release.

     5.14 Notices. All notices, requests, demands and other communications required or permitted hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, or by delivery service with proof of delivery, by telecopy or telex, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Mortgage (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given (a) in the case of personal delivery or delivery service, as of the date of first attempted delivery at the address provided herein, (b) in the case of telecopy or telex, upon receipt, and
(c) in the case of registered or certified United States mail, three days after deposit in the mail. Notwithstanding the foregoing, or anything else in the Loan Documents which may appear to the contrary, any notice given in connection with a foreclosure of the liens and/or security interests created hereunder, or otherwise in connection with the exercise by Lender of its rights hereunder or under any other Loan Document, which is given in a manner permitted by applicable law shall constitute proper notice; without limitation of the foregoing, notice given in a form required or permitted by statute shall (as to the portion of the Property to which such statute is applicable) constitute proper notice.

     5.15 Invalidity of Certain Provisions. A determination that any provision of this Mortgage is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Mortgage to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances.

     5.16 Gender; Titles. Within this Mortgage, words of any gender shall be held and construed to include any other gender, and words in the singular number shall be held and construed to include the plural, unless the context otherwise requires. Titles appearing at the beginning of any subdivisions hereof are for convenience only, do not constitute any part of such subdivisions, and shall be disregarded in construing the language contained in such subdivisions.

     5.17 Recording. Mortgagor will cause this Mortgage and all amendments and supplements thereto and substitutions therefor and all financing statements and continuation statements relating thereto to be recorded, filed, re-recorded and refiled in such manner and in such places as Lender shall reasonably determine and will pay all such recording, filing, re-recording and refiling taxes, fees and other charges.

     5.18 Reporting Compliance. Mortgagor agrees to comply with any and all reporting requirements applicable to the transaction evidenced by the Note and secured by this Mortgage which are set forth in any law, statute, ordinance,


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

rule, regulation, order or determination of any governmental authority, and further agrees upon request of Lender to furnish Lender with evidence of such compliance.

     5.19 Certain Obligations of Mortgagor. Without limiting Mortgagor's obligations hereunder, Mortgagor's liability hereunder shall extend to and include all post petition interest, expenses, and other duties and liabilities with respect to Mortgagor's obligations hereunder which would be owned but for the fact that the same may be unenforceable due to the existence of a bankruptcy, reorganization or similar proceeding.

      5.20 Counterparts. This Mortgage may be executed in several counterparts, all of which are identical, except that, to facilitate recordation, (a) certain counterparts hereof may include only those portions of Exhibit A which contain descriptions of the properties located in (or otherwise subject to the recording or filing requirements and/or protections of the recording or filing acts or regulations of) the recording jurisdiction in which the particular counterpart is to be recorded. All of such counterparts together shall constitute one and the same instrument.

      5.21 Successors and Assigns. The terms, provisions, covenants, representations, indemnifications and conditions hereof shall be binding upon Mortgagor, and the successors and assigns of Mortgagor, and shall inure to the benefit of Lender and its successors and assigns.

      5.22 FINAL AGREEMENT OF THE PARTIES. THE WRITTEN LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

     5.23 CHOICE OF LAW. WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW, THIS MORTGAGE SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF LOUISIANA APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE AND THE LAWS OF THE UNITED STATES OF AMERICA, EXCEPT THAT TO THE EXTENT THAT THE LAW OF A STATE IN WHICH A PORTION OF THE PROPERTY IS LOCATED (OR WHICH IS OTHERWISE APPLICABLE TO A PORTION OF THE PROPERTY) NECESSARILY OR, IN THE SOLE DISCRETION OF LENDER APPROPRIATELY GOVERNS WITH RESPECT TO PROCEDURE AND SUBSTANTIVE MATTERS RELATING TO THE CREATION, PERFECTION AND ENFORCEMENT OF THE LIENS, SECURITY INTERESTS AND OTHER RIGHTS AND REMEDIES GRANTED HEREIN, THE LAW OF SUCH STATE SHALL APPLY AS TO THAT PORTION OF THE PROPERTY LOCATED IN (OR OTHERWISE SUBJECT TO THE LAWS OF) SUCH STATE.

     5.24 Appearance. Resolutions. For purposes of Louisiana law, including but not limited to the availability of executory process, Mortgagor and Lender have appeared on this date before the undersigned Notaries Public and witnesses in order to execute this Mortgage.



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

      5.25 No Paraph. Mortgagor acknowledges that no promissory note or other instrument has been presented to the undersigned Notary Public(s) to be paraphed for identification herewith.



















                            [SIGNATURE PAGES FOLLOW]

      THUS DONE AND PASSED this 6th day of May, 2004, in my presence and in the presence of the undersigned competent witnesses who hereunto sign their names with Mortgagor and me, Notary, after reading of the whole.

WITNESSES:                               PETROREAL OF LOUISIANA, L.L.C.

                                         By:
--------------------------                    --------------------------------
                                         Name:
-------------------------
                                         Title:
-------------------------

                                  NOTARY PUBLIC

      THUS DONE AND PASSED this 6th day of May, 2004, in my presence and in the presence of the undersigned competent witnesses who hereunto sign their names with Lender and me, Notary, after reading of the whole.

WITNESSES:                               WHITNEY NATIONAL BANK, Lender

                                         By:
------------------------------------
                                               Name:
                                               Title:
------------------------------------



                       --------------------------------
                                  NOTARY PUBLIC

The address and Taxpayer ID No. of       The address and Taxpayer ID No. of
Mortgagor is:                            Lender is:

PetroReal of Louisiana, L.L.C.
400 Poydras Street, Suite 1100           Whitney National Bank
New Orleans, Louisiana  70130            228 St. Charles Avenue
Taxpayer ID No. 50-2266304               New Orleans, Louisiana  70130
                                         Taxpayer ID No. 72-0352101



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

                                    Exhibit A
                              Description of Leases

1.    Buras Levee District No. 1

-------------------------------------------------------------------------------
        LEASE/DATE               LESSOR/LESSEE               RECORDED
                                                       (Plaquemines Parish)
-------------------------------------------------------------------------------
Florence K. Timolat et al  Florence K. Timolat et        COB 160    Folio 141
December 1, 1951           al/Gulf Refining Company

-------------------------------------------------------------------------------
Buras Levee District "K"   Board of Commissioners        COB 88     Folio 453
June 11, 1938              for the Buras Levee
                           District/Delta
                           Development Co. Inc.
-------------------------------------------------------------------------------

Operating Agreement A0021  State of Louisiana/Gulf     COB ___     Folio ___
March 16, 1961             Oil Corporation, et al
-------------------------------------------------------------------------------

     The above described Lease(s) INSOFAR AND ONLY INSOFAR AS the Lease(s) cover(s) and bear(s) upon the lands contained within the boundaries of the WB-8 AL RA SU, created by Louisiana Office of Conservation Order No. 396-HH dated effective July 1, 1969; and the WB 8B RA SU created by Office of Conservation Order No. 396-JJ, dated effective July 1, 1969, revised by Office of
Conservation Order No. 396-JJ-1, dated effective March 15, 1974, and supplemented by Supplement to Office of Conservation Order No. 396-JJ-1, dated effective April 1, 1974, all as shown on the plat attached hereto as Exhibit A-1.

2.    F.K. Timolat, et al, No. 1D

-------------------------------------------------------------------------------
        LEASE/DATE               LESSOR/LESSEE               RECORDED
                                                       (Plaquemines Parish)
-------------------------------------------------------------------------------
Louisiana S.L. 451          State of Louisiana/Tide      COB 97    Folio 504
November 20, 1939           Water Associated Oil
                            Company

-------------------------------------------------------------------------------
Louisiana S.L. 2203         State of Louisiana/Gulf      COB 164    Folio 700
October 22, 1952            Refining Company and
                            Tidewater Associated
                            Oil Company
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      LEASE/DATE              LESSOR/LESSEE               RECORDED
                                                     (Plaquemines Parish)
-------------------------------------------------------------------------------
Louisiana S.L. 3263         State of Louisiana/The       COB 201    Folio 394
August 16, 1957             British-American Oil
                            Production Company, et al
-------------------------------------------------------------------------------
BLD `D'/`E'/`K'             Board of Commissioners       COB 88    Folio 453
June 11, 1938               for the Buras Levee
                            District/Delta
                            Development Co. Inc.
-------------------------------------------------------------------------------
J. C. Henderson et al       J. C. Henderson et           COB 160    Folio 818
December 18, 1951           al/Gulf Refining Company

-------------------------------------------------------------------------------
J. C. Henderson et al       J. C. Henderson et           In Counterpart
January 1, 1961             al/Gulf Oil Corporation
                                                         COB 243    Folio 717
                                                         COB 243    Folio 734
                                                         COB 243    Folio 751
                                                         COB 243    Folio 767
                                                         COB 243    Folio 784
-------------------------------------------------------------------------------
J. C. Henderson et al       J. C. Henderson et           In Counterpart
January 1, 1964             al/Gulf Oil Company
                                                         COB 276    Folio 79
                                                         COB 276    Folio 92
                                                         COB 276    Folio 107
                                                         COB 276    Folio 122
                                                         COB 276    Folio 135
                                                         COB 276    Folio 151
                                                         COB 276    Folio 832

-------------------------------------------------------------------------------

E. D. Saunders, Dative      E. D. Saunders, Dative      COB 167     Folio 163
Test. Exec                  Test. Exec/Gulf
February 24, 1953           Refining Company
-------------------------------------------------------------------------------

Operating Agreement A0021   State of Louisiana/Gulf    COB ___    Folio ___
March 16, 1961              Oil Corporation, et al
-------------------------------------------------------------------------------

      The above described Lease(s) INSOFAR AND ONLY INSOFAR AS the Lease(s) cover(s) and bear(s) upon the lands contained within the boundaries of the H-8 RB SUA, created by Louisiana Office of Conservation Order No. 396-O-2, dated effective June 26, 2001; and the WB 7 RK SU, created by Louisiana Office of Conservation Order No. 396-N-1, dated effective May 8, 1973, all as shown on the plat attached hereto as B-1.

3.    F.K. Timolat, et al, No. 2

-------------------------------------------------------------------------------
        LEASE/DATE               LESSOR/LESSEE               RECORDED
                                                       (Plaquemines Parish)
-------------------------------------------------------------------------------

Louisiana S.L. 451         State of Louisiana/Tide       COB 97    Folio 504
November 20, 1939          Water Associated Oil
                           Company
-------------------------------------------------------------------------------

Louisiana S.L. 2203        State of Louisiana/Gulf       COB 164   Folio 700
October 22, 1952           Refining Company and
                            Tidewater Associated Oil
                           Company
-------------------------------------------------------------------------------

Louisiana S.L. 3263        State of Louisiana/The        COB 201   Folio 394
August 16, 1957            British-American Oil
                           Production Company, et al
-------------------------------------------------------------------------------

BLD `D'/`E'/`K'            Board of Commissioners        COB 88    Folio 453
June 11, 1938              for the Buras Levee
                           District/Delta
                           Development Co. Inc.
-------------------------------------------------------------------------------

J. C. Henderson et al      J. C. Henderson et            COB 160   Folio 818
December 18, 1951          al/Gulf Refining Company
-------------------------------------------------------------------------------

J. C. Henderson et al      J. C. Henderson et            In Counterpart
January 1, 1961            al/Gulf Oil Corporation
                                                         COB 243    Folio 717
                                                         COB 243    Folio 734
                                                         COB 243    Folio 751
                                                         COB 243    Folio 767
                                                         COB 243    Folio 784
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
        LEASE/DATE               LESSOR/LESSEE               RECORDED
                                                       (Plaquemines Parish)
-------------------------------------------------------------------------------
J. C. Henderson et al       J. C. Henderson et           In Counterpart
January 1, 1964             al/Gulf Oil Company
                                                         COB 276     Folio 79
                                                         COB 276     Folio 92
                                                         COB 276     Folio 107
                                                         COB 276     Folio 122
                                                         COB 276     Folio 135
                                                         COB 276     Folio 151
                                                         COB 276     Folio 832
-------------------------------------------------------------------------------

E. D. Saunders, Dative     E. D. Saunders, Dative        COB 167     Folio 163
Test. Exec                 Test. Exec/Gulf Refining
February 24, 1953          Company
-------------------------------------------------------------------------------

Operating Agreement A0021  State of Louisiana/Gulf       COB ___     Folio ___
March 16, 1961             Oil Corporation, et al
-------------------------------------------------------------------------------

      The above described Lease(s) INSOFAR AND ONLY INSOFAR AS the Lease(s) cover(s) and bear(s) upon the following described lands, to wit:

      TOWNSHIP 22 SOUTH - RANGE 30 EAST, PLAQUEMINES PARISH, LOUISIANA

      Section 9: SE/4 of SE/4.

      Section 10: SE/4 of NW/4; NE/4; SW/4; N/2 of SE/4; and SW/4 of SE/4.

      Section 15: N/2 of NW/4; SW/4 of NW/4; and NW/4 of SW/4.

      Section 16: NE/4 of NE/4; S/2 of NE/4; NE/4 of SW/4; and N/2 of SE/4.

Including, but not in limitation of the above described area, the lands contained within the boundaries of the 6 M RE SUA, created by Louisiana Office of Conservation Order No. 396-AA-4, dated effective July 18, 2000; and the 5B M RA SUA, created by Louisiana Office of Conservation Order No. 396-DDD, dated effective July 18, 2000, all as shown on the plat attached hereto as Exhibit C-1.

4.   F.K. Timolat, et al, No. 3

-------------------------------------------------------------------------------
   LEASE/DATE                LESSOR/LESSEE                   RECORDED
                                                       (Plaquemines Parish)
------------------------------------------------------------------------------

Louisiana S.L. 451         State of Louisiana/Tide       COB 97    Folio 504
November 20, 1939          Water Associated Oil
                           Company
-------------------------------------------------------------------------------

Louisiana S.L. 2203        State of Louisiana/Gulf       COB 164   Folio 700
October 22, 1952           Refining Company and
                            Tidewater Associated Oil
                           Company
-------------------------------------------------------------------------------

Louisiana S.L. 3263        State of Louisiana/The        COB 201   Folio 394
August 16, 1957            British-American Oil
                            Production Company, et al
-------------------------------------------------------------------------------

BLD `D'/`E'/`K'            Board of Commissioners        COB 88    Folio 453
June 11, 1938              for the Buras Levee
                           District/Delta
                           Development Co. Inc.
-------------------------------------------------------------------------------

J. C. Henderson et al      J. C. Henderson et            COB 160   Folio 818
December 18, 1951          al/Gulf Refining Company
-------------------------------------------------------------------------------

J. C. Henderson et al      J. C. Henderson et
In January 1, 1961         al/Gulf Oil Corporation          In Counterpart

                                                         COB 243   Folio 717
                                                         COB 243   Folio 734
                                                         COB 243   Folio 751
                                                         COB 243   Folio 767
                                                         COB 243   Folio 784
-------------------------------------------------------------------------------

J. C. Henderson et al      J. C. Henderson et               In Counterpart
January 1, 1964            al/Gulf Oil Company
                                                         COB 276   Folio 79
                                                         COB 276   Folio 92
                                                         COB 276   Folio 107
                                                         COB 276   Folio 122
                                                         COB 276   Folio 135
                                                         COB 276   Folio 151
                                                         COB 276   Folio 832
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
      LEASE/DATE            LESSOR/LESSEE                   RECORDED
                                                       (Plaquemines Parish)
-------------------------------------------------------------------------------

E. D. Saunders, Dative     E. D. Saunders, Dative        COB 167   Folio 163
Test. Exec                 Test. Exec/Gulf Refining
February 24, 1953          Company
-------------------------------------------------------------------------------

Operating Agreement A0021  State of Louisiana/Gulf       COB ___   Folio ___
March 16, 1961             Oil Corporation, et al
-------------------------------------------------------------------------------


      The above described Lease(s) INSOFAR AND ONLY INSOFAR AS the Lease(s) cover(s) and bear(s) upon the lands contained within the boundaries of the H(8) RZ SUA (also referred to as the H(8) (FBZ) SUA), created by Louisiana Office of Conservation Order No. 396-O-1, dated effective July 18, 2000; and the WB 7 RK SU, created by Louisiana Office of Conservation Order No. 396-N-1, dated effective May 8, 1973, all as shown on the plat attached hereto as Exhibit D-1, subject to all burdens applicable thereto.

5.    F.K. Timolat, et al, Nos. 7 & 7D

-------------------------------------------------------------------------------
    LEASE/DATE              LESSOR/LESSEE                   RECORDED
                                                       (Plaquemines Parish)
-------------------------------------------------------------------------------

Louisiana S.L. 451         State of Louisiana/Tide       COB 97   Folio 504
November 20, 1939          Water Associated Oil
                           Company
-------------------------------------------------------------------------------

Louisiana S.L. 2203        State of Louisiana/Gulf       COB 164   Folio 700
October 22, 1952           Refining Company and
                            Tidewater Associated Oil
                           Company
-------------------------------------------------------------------------------

Louisiana S.L. 3263        State of Louisiana/The        COB 201   Folio 394
August 16, 1957            British-American Oil
                            Production Company, et al
-------------------------------------------------------------------------------

BLD `D'/`E'/`K'            Board of Commissioners        COB 88    Folio 453
June 11, 1938              for the Buras Levee
                           District/Delta
                           Development Co. Inc.
-------------------------------------------------------------------------------

J. C. Henderson et al      J. C. Henderson et            COB 160   Folio 818
December 18, 1951          al/Gulf Refining Company
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
J. C. Henderson et al      J. C. Henderson et
In January 1, 1961         al/Gulf Oil Corporation         In Counterpart

                                                         COB 243   Folio 717
                                                         COB 243   Folio 734
                                                         COB 243   Folio 751
                                                         COB 243   Folio 767
                                                         COB 243   Folio 784
-------------------------------------------------------------------------------

J. C. Henderson et al      J. C. Henderson et               In Counterpart
January 1, 1964            al/Gulf Oil Company
                                                         COB 276   Folio 79
                                                         COB 276   Folio 92
                                                         COB 276   Folio 107
                                                         COB 276   Folio 122
                                                         COB 276   Folio 135
                                                         COB 276   Folio 151
                                                         COB 276   Folio 832
-------------------------------------------------------------------------------

E. D. Saunders, Dative     E. D. Saunders, Dative        COB 167   Folio 163
Test. Exec                 Test. Exec/Gulf Refining
February 24, 1953          Company
-------------------------------------------------------------------------------

Operating Agreement A0021  State of Louisiana/Gulf       COB ___   Folio ___
March 16, 1961             Oil Corporation, et al
-------------------------------------------------------------------------------

     The above described Lease(s) INSOFAR AND ONLY INSOFAR AS the Lease(s) cover(s) and bear(s) upon the lands contained within the boundaries of the H(8) RZ SUA (also referred to as the H(8) (FBZ) SUA), created by Louisiana Office of Conservation Order No. 396-O-1, dated effective July 18, 2000; and the WB 7 RK SU, created by Louisiana Office of Conservation Order No. 396-N-1, dated effective May 8, 1973, all as shown on the plat attached hereto as Exhibit E-1, LESS AND EXCEPT an undivided 5.6% of 8/8ths interest in and to the above and foregoing described Assigned Premises, which is hereby reserved to ASSIGNOR, subject to all burdens applicable thereto.

6.    World Assets

      All lands covered by the following Lease:

-------------------------------------------------------------------------------
        LEASE/DATE               LESSOR/LESSEE               RECORDED
                                                       (Plaquemines Parish)
-------------------------------------------------------------------------------

World Assets, Inc., et al     Northcoast Oil             COB 994   Folio 521
June 1, 2000                  Company/World Assets,
                              Inc., et al
-------------------------------------------------------------------------------